ELFUN
                                     FUNDS
                                 ANNUAL REPORT
                               DECEMBER 31, 2002


                               [GRAPHIC OMITTED]

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                  UNDERSTANDING YOUR REPORT
-----------------------------------------------------------

A LETTER FROM THE PRESIDENT ...........................  1
   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS

   Portfolio managers discuss your Funds' results in 2001

     ELFUN INTERNATIONAL EQUITY FUND ..................  3

     ELFUN TRUSTS .....................................  8

     ELFUN DIVERSIFIED FUND ........................... 12

     ELFUN TAX-EXEMPT INCOME FUND ..................... 25

     ELFUN INCOME FUND ................................ 36

     ELFUN MONEY MARKET FUND .......................... 47


NOTES TO PERFORMANCE .................................. 51

NOTES TO SCHEDULES OF INVESTMENTS ..................... 52

FINANCIAL STATEMENTS
   Financial Highlights ............................... 53
   Notes to Financial Highlights ...................... 55
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets .............. 56

NOTES TO FINANCIAL STATEMENTS ......................... 62

INDEPENDENT AUDITORS' REPORT .......................... 68

TAX INFORMATION ....................................... 69

ADDITIONAL INFORMATION ................................ 70

ELFUN FUNDS' INVESTMENT TEAM .......................... 72

SHAREHOLDER SERVICES ....................INSIDE BACK COVER
   How you can obtain more information


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               HIGHLY RATED ELFUN FUNDS
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                 MORNINGSTAR RATINGS(TM)
               THROUGH DECEMBER 31, 2002
----------------------------------------------------------
                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
----------------------------------------------------------
ELFUN INTERNATIONAL EQUITY -- (Foreign Stock)
----------------------------------------------------------
Overall and 3 year           664               * * *
      5 year                 488               * * *
      10 year                102               * * *

----------------------------------------------------------
ELFUN TRUSTS -- (Large Blend)
----------------------------------------------------------
Overall and 3 year           986               * * * * *
      5 year                 667               * * * * *
      10 year                202               * * * * *

----------------------------------------------------------
ELFUN DIVERSIFIED -- (Domestic Hybrid)
----------------------------------------------------------
      Overall                721               * * * *
      3 year                 721               * * *
      5 year                 549               * * * *
      10 year                139               * * * *

----------------------------------------------------------
ELFUN TAX-EXEMPT INCOME -- (Muni National Intermediate)
----------------------------------------------------------
Overall and 3 year           135               * * * * *
      5 year                 119               * * * * *
      10 year                 44               * * * * *

----------------------------------------------------------
ELFUN INCOME -- (Intermediate-Term Bond)
----------------------------------------------------------
     Overall                 516               * * * *
      3 year                 516               * * * *
      5 year                 549               * * * *
      10 year                139               * * * *

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrix.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
This is your Annual Report for the Elfun Funds for the year ended December 31, 2002. I encourage you to take a few minutes to review our analysis of how the investment markets performed during 2002, as well as our thoughts on the outlook for 2003. For more information about the performance of a particular Fund, please turn to your portfolio managers' commentaries and the specific Fund data included later on in this report.

                                 MARKET OVERVIEW
Most investors breathed a sigh of relief when the year was finally over, however their expectations entering 2002 had been more hopeful. America was dealing resolutely with the implications of 9/11 and U.S. stock markets had rallied strongly during the 4th quarter of 2001 amid signs that the economy was about to recover its lost momentum. Inflation was under control, the Federal Reserve had been extraordinarily accommodative in lowering interest rates a total of eleven times, and consumers seemed willing to continue to spend their money. These guarded hopes for an improved investing environment were doomed to be dashed on the rocks we all confronted in 2002.

What actually happened to investment performance? The year 2002 made its disappointing contribution to the worst U.S. equity market decline experienced since the 1930's by delivering a third consecutive year of negative performance. After plumbing the depths in early October, it continued to deliver bad news by posting the worst December monthly performance since 1931 for stocks in the Dow Jones Industrial Average and the Standard & Poor's 500 index (S&P 500), and the worst December ever recorded in the NASDAQ's 30-year history of tracking technology stocks. From its peak in March 2000 to the trough of October 9th, 2002, the S&P 500 index lost just over half of its value! For the full year of 2002, the S&P 500 index lost 22.1%, the Dow Jones Industrial Index slid 14.9%, and NASDAQ declined by 31.5%. Major international equity markets in Europe and the Far East, while outperforming the USA in dollar terms, also suffered a rough ride, which the weakening U.S. dollar helped to mitigate. A widely followed international equity index, MSCI-EAFE, declined 15.9% for the year when expressed in dollar terms, but actually dropped 26.1% when expressed in local currency terms. In the public security markets, the only positive returns were delivered by fixed income, which benefited from continued low interest rates as the Federal Reserve bank cut short-term rates once more, to the lowest levels seen in over 40 years, and from funds spilling out of equities into the apparently safer harbor offered by fixed income. Even in fixed income there were pitfalls, as the number of corporate downgrades rose to new heights as many companies struggled to perform in the tough economic environment.

The reasons underpinning this generally dismal investment picture are many. They include a relatively anemic economy, which started out the year with a strong quarter, slowed in the second quarter, re-accelerated in the 3rd quarter but then fizzled in the fourth quarter. Consumers continued to spend, and refinancing mortgages proved a more profitable way to raise cash than selling stocks, but even consumers showed signs of weariness as the year came to a close. Businesses, unimpressed with the economy and unable to get price as capacity utilization fell in tandem with rises in inventories, generally stayed on the sidelines in terms of investment spending. In addition to the weak economic recovery, other factors weighed on the markets, chief among them the increasing drumbeat of geopolitical concerns in the war against terrorism and against countries suspected of having weapons of mass destruction. Overlaying these issues was a slew of disclosures in the corporate world regarding accounting scandals and conflicts of interest involving several large companies, their auditors, and corporate executives, leading to decreased confidence by investors in the quality of reported earnings of companies in general. A further concern was the declining health of the pension funds of many of the nation's leading companies, hit by both poor returns on their funded assets and higher liabilities driven by lower interest rates.

                                 MARKET OUTLOOK
Looking forward, we see an investing environment filled with more than the usual array of pluses and minuses. On the asset side of the "balance sheet," the Federal Reserve Bank has certainly been accommodative and the Bush administration is proposing a fiscal stimulus spending bill in the third year of its term, a time when reelection realities usually translate into better equity returns. The economy continues to benefit from low inflation along with good productivity gains, and visible earnings growth should underpin the mood of the market. Finally, the sheer duration and magnitude of the bear market, coupled with the fact that market measures such as price/earnings multiples are returning to more normal levels, suggests that 2003 may demonstrate a moderate upward bias for the year, driven by positive earnings.



                                                [Photo of John H. Myers omitted]


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                                       1
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
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                                         A LETTER FROM THE PRESIDENT (CONTINUED)
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Geopolitical shocks remain a wildcard that clearly could derail a fragile recovery. In addition to the well-known global trouble spots, other negatives include high levels of consumer debt, continued weak capital spending, growing government deficits and a weakening dollar, which makes the U.S. less attractive to foreign investors. We also did not encounter the type of retail market capitulation that usually heralds a bottom, but this may reflect the fact that alternatives to investing in stocks were not as convincingly attractive to investors as they have been in times past.

                                 FUND HIGHLIGHTS
Despite an extremely challenging market environment, I am very pleased to report that a number of your Funds have generated returns that stand out from their peers.

ELFUN TRUSTS, ELFUN INCOME FUND, ELFUN TAX-EXEMPT INCOME FUND and ELFUN MONEY MARKET FUND ranked among the top 20% of their Lipper competitive groups for each of the one, three, five and ten-year periods ended December 31, 2002. In addition, ELFUN DIVERSIFIED FUND finished in the top 20% of its competitive group over the five and ten-year periods ended December 31, 2002.

                  CHOOSING THE RIGHT PATH FOR YOUR INVESTMENTS
There's little doubt that investor attitudes and expectations are far different now from those that prevailed during the 1990s. Back then, year after year of double-digit returns triggered unbridled optimism, and stock markets were complacently assumed to be able to continue to deliver double-digit positive returns as far as the eye could see. Since then, the markets have taught a painful lesson to those who invested too aggressively, or who failed to diversify their portfolios effectively.

Where do we go from here? From our perspective, we are cautiously optimistic that U.S. stocks can deliver modest positive performance in 2003, at least partly because a four-year streak of losses is almost unprecedented, only occurring once in the 20th century (1929-1932) and once in the 19th century (1836-1839). Companies have generally done a good job in managing costs and when demand ultimately recovers, operating leverage should provide a welcome boost to earnings. In the international arena, valuations, combined with historic low interest rates, should provide a platform for markets to rally, and continued dollar weakness would serve to enhance dollar-based returns. U.S. fixed income rates are unlikely to fall much further, unless the current low inflationary environment shifts to a much more pernicious deflationary mode, and, accordingly, fixed income returns should reflect coupon returns with little, or even negative, capital appreciation. Overall, we are expecting a moderate economic recovery laced with sufficient concerns to make careful bottom-up security selection of vital importance.

This scenario can create attractive opportunities for thoughtful investors.
It makes sense to assess where you stand today, re-calibrate your comfort level with investment risk, and structure a diversified portfolio to help you reach your financial goals with an appropriate mix of anticipated investment performance and portfolio volatility.

As always, we are committed at Elfun Funds to helping you achieve your financial plans. Our portfolio professionals maintain a long-term view of the markets and work hard to position your Funds effectively to take advantage of today's best opportunities. With so much happening so quickly in today's markets, I encourage you to visit us regularly at our website, WWW.GEFN.COM/MUTUALFUNDS.



Sincerely,


/S/SIGNATURE
John H. Myers
President and Chief Executive Officer - GE Asset Management
January 31,  2003


JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.



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                                        2
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
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                                                 ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


Q&A
RALPH LAYMAN (PICTURED AT THE LEFT) IS RESPONSIBLE FOR MANAGING GE ASSET MANAGEMENT'S INTERNATIONAL EQUITY OPERATIONS. RALPH IS AN EXECUTIVE VICE PRESIDENT OF GEAM, A TRUSTEE FOR THE GE PENSION TRUST AND A MEMBER OF THE ASSET ALLOCATION COMMITTEE. HE HAS TWENTY-TWO YEARS OF EXPERIENCE IN THE BUSINESS, INCLUDING FIVE YEARS AS A VICE PRESIDENT AND PORTFOLIO MANAGER OF TEMPLETON INVESTMENT COUNSEL, INC. WHERE HE MANAGED GLOBAL EQUITY INSTITUTIONAL ACCOUNTS. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. IN 1987. RALPH IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A MEMBER OF THE NEW YORK STOCK EXCHANGE INTERNATIONAL CAPITAL MARKETS ADVISORY COMMITTEE AND A MEMBER OF THE FRANK RUSSELL 20/20 EXECUTIVE COMMITTEE. HE HOLDS A BS IN ECONOMICS AND AN MS IN FINANCE FROM THE UNIVERSITY OF WISCONSIN.

MICHAEL SOLECKI IS SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT WITH INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT RESPONSIBILITIES, WITH PARTICULAR RESEARCH EMPHASIS ON EUROPEAN SECURITIES. MICHAEL HAS FIFTEEN YEARS OF INVESTMENT EXPERIENCE, ELEVEN OF THEM WITH GE. AFTER COMPLETING THE GE FINANCIAL MANAGEMENT PROGRAM, MICHAEL BECAME AN INTERNATIONAL SECURITIES ANALYST WITH GE ASSET MANAGEMENT. HE WAS BASED IN OUR AFFILIATED EUROPEAN OFFICE IN LONDON, ENGLAND FROM 1992-1995. BEFORE JOINING GE, MICHAEL WORKED FOR MONARCH CAPITAL CORPORATION AS A FINANCIAL ANALYST. HE HAS AN MBA FROM FORDHAM UNIVERSITY, A BS IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE AND IS A HOLDER OF THE CHARTERED FINANCIAL ANALYST DESIGNATION.


Q. HOW DID THE ELFUN INTERNATIONAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002?

A. The Elfun International Fund under-performed the MSCI EAFE index during the twelve months ending December 31, 2002, falling 20.03% versus a decline in the benchmark of 15.94%. Our Lipper peer group of 910 International Funds lost an average of 16.14% of the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ANNUAL PERIOD ENDED DECEMBER 31, 2002?

A. Financial stocks (the Fund held an overweight position in the struggling insurance sector and a reduced position in solid-performing banks) were a drag on performance. Industrial stocks were also weak within the portfolio as well as consumer staples issues. Solid stock selection in technology (specifically technology hardware companies) and energy (buoyed by high oil prices) were positive contributors to our performance. Materials holdings (most notably mining stocks) also performed well. Weakness in the global economy persisted during the year but the climate was also affected by concerns over the quality of corporate governance and rising tensions in several parts of the world. In addition to the subduing effect of impending war, poor economic performance in Continental Europe, where the Fund had an overweight position and a surprisingly robust performance in Japan where our stance was more cautious negatively affected the result. Europe was dragged down by Germany, where unemployment reached 10% at year-end and confidence was at multi-year lows. Japan, seemingly as far from true economic reform as ever, benefited from substantial artificial stimulus provided by its Central Bank and Ministry of Finance.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. In the unforgiving environment of 2002, three stocks eliminated from the portfolio due to failures of management or process nonetheless affected performance. Vivendi Universal (France - media) was eliminated on spiraling debt, a CEO who lost the confidence of shareholders, and risks of a cash crunch. Ahold (Netherlands - food retail) failed dismally to clarify a Latin American problem that seriously impacted the company's results. Elan Pharmaceuticals (Ireland) was discovered to have booked proceeds from sales of businesses as product revenues, on which valuation forecasts were based. These are serious flaws in any market environment, but in 2002, these faults were punished severely by the market.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Several 2002 issues persist, including global economic weakness and the threat of war. We believe that risks to a recovery lie in global tensions, high oil prices, an increasingly stretched consumer and over-inflated real estate prices. However, positives may come from a weak Dollar, a quick conclusion to the Iraqi problem, and Central Banks and governments around the world prepared to use monetary and fiscal policy to help the global economy recover. The portfolio is positioned for a "muddle-through" economy with an increasing focus on Asia, where much of the near future's growth may exist.


[Photo of RALPH LAYMAN AND MICHAEL SOLECKI OMITTED]

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                                       3
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
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                                                 ELFUN INTERNATIONAL EQUITY FUND
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              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line graph omitted -- plot points as follows:]

             Elfun International Equity Fund                   MSCI EAFE
12/92                    10,000.00                             10,000.00
12/93                    13,188.14                             13,255.79
12/94                    13,105.32                             14,286.83
12/95                    15,206.00                             15,888.33
12/96                    17,659.46                             16,848.16
12/97                    19,155.07                             17,147.15
12/98                    22,480.87                             20,575.52
12/99                    31,225.57                             26,123.67
12/00                    28,425.46                             22,422.66
12/01                    23,005.65                             17,576.24
12/02                    18,396.48                             14,774.59


         AVERAGE ANNUAL TOTAL RETURN
   FOR THE PERIODS ENDED DECEMBER 31, 2002
---------------------------------------------
                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
---------------------------------------------
Elfun International
   Equity Fund  (20.03%)   (0.80%)     6.29%
MSCI EAFE       (15.94%)   (2.93%)     3.98%




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                               INVESTMENT PROFILE
  A fund designed for investors who seek long-term growth of capital and future income consistent with prudent investment management and the preservation of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   *LIPPER PERFORMANCE COMPARISON
                        INTERNATIONAL PEER GROUP

                 BASED ON AVERAGE ANNUAL TOTAL RETURNS
                   FOR THE PERIODS ENDED 12/31/02

                                              ONE     FIVE     TEN
                                             YEAR     YEAR    YEAR

   Fund's rank in peer group: ............    707      150     29

   Number of Funds in peer group: ........    910      488     99

   Peer group average annual total return: (16.14%)  (2.06%) 4.91%

   Lipper categories in peer group:              INTERNATIONAL

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.
--------------------------------------------------------------------------------


                 TOP TEN HOLDINGS
              AS OF DECEMBER 31, 2002
              AS A % OF MARKET VALUE
------------------------------------------------
Total Fina Elf S.A. (Series B)           3.13%
------------------------------------------------
Vodafone Group PLC.                      2.90%
------------------------------------------------
Carrefour S.A.                           2.32%
------------------------------------------------
ENI-Ente Nazionale Idrocarburi S.p.A.    2.31%
------------------------------------------------
BHP Billiton PLC.                        2.21%
------------------------------------------------
Lagardere S.C.A. (Regd.)                 2.19%
------------------------------------------------
Nestle S.A. (Regd.)                      1.95%
------------------------------------------------
Novartis AG (Regd.)                      1.92%
------------------------------------------------
BNP Paribas                              1.85%
------------------------------------------------
Canon Inc.                               1.72%
------------------------------------------------



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



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                                       4
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
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             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $146,880



[Pie Chart omitted -- plot points as follows:]

Continental Europe       52.4%
UK                       20.0%
Japan                    12.6%
Emerging Asia             5.5%
Short Term                3.1%
Canada                    2.2%
Latin America             1.4%
Israel                    1.2%
Emerging Europe           1.0%
Pacific Rim               0.6%





                                    NUMBER
                                 OF SHARES       VALUE
----------------------------------------------------------
COMMON STOCK -- 94.8%
----------------------------------------------------------
BRAZIL -- 0.9%

Empresa Brasileira de
   Aeronautica S.A. ADR              78,004  $   1,240
Petroleo Brasileiro S.A. -
   Petrobras ADR                      4,199         63
                                                 1,303

CANADA -- 2.2%

Canadian Pacific Railway Ltd.        43,008        848
Petro-Canada                         77,532      2,400
                                                 3,248

CHINA -- 1.2%

China Petroleum &
   Chemical Corp.                10,346,000      1,738

FINLAND -- 2.3%

Sampo Oyj (Series A)                200,157      1,523
Stora Enso Oyj (Series R)           175,393      1,850
                                                 3,373

FRANCE -- 16.4%

Accor S.A.                           50,916      1,542
Arcelor                              82,554      1,015 (a)
Aventis S.A.                         30,051      1,634


                                     NUMBER
                                  OF SHARES      VALUE
----------------------------------------------------------
AXA                                  89,411  $   1,200
BNP Paribas                          66,651      2,716
Carrefour S.A.                       76,544      3,408
Lagardere S.C.A. (Regd.)             79,285      3,221
Michelin (C.G.D.E.) (Regd.)          53,830      1,856
Suez S.A.                            71,864      1,247
Total Fina Elf S.A. (Series B)       32,229      4,603
Vivendi Environnement                67,577      1,576
                                                24,018

GERMANY -- 5.7%

Altana AG                            26,008      1,187
Bayerische Motoren Werke AG          40,065      1,216
Deutsche Bank AG (Regd.)             33,559      1,546
E.ON AG                              41,909      1,691
Muenchener Rueckversicherungs
   AG (Regd.)                        10,078      1,206
Schering AG                          34,871      1,517
                                                 8,363

HONG KONG -- 0.6%

Johnson Electric Hldgs.             832,000        918

IRELAND -- 2.4%

Bank of Ireland                     150,248      1,544
CRH PLC.                            165,590      2,050
                                                 3,594

ISRAEL -- 1.2%

Teva Pharmaceutical
   Industries ADR                    43,834      1,692

ITALY -- 5.7%

Banca Intesa S.p.A.                 685,325      1,446
ENI-Ente Nazionale
   Idrocarburi S.p.A.               213,314      3,391
Riunione Adriatica di
   Sicurta S.p.A.                   174,926      2,129
Telecom Italia S.p.A.               286,962      1,449
                                                 8,415

JAPAN -- 12.6%

Aiful Corp.                          15,850        596
Asahi Glass Co. Ltd.                208,000      1,274
Canon Inc.                           67,000      2,524
Fujitsu Ltd.                         54,000        154
Honda Motor Co. Ltd.                 61,100      2,260
Komatsu Ltd.                        607,000      1,979

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

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                                       5
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
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     ELFUN INTERNATIONAL EQUITY FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                     NUMBER
                                  OF SHARES      VALUE
----------------------------------------------------------
Minebea Co. Ltd.                    287,000  $     999
Murata Manufacturing Co. Ltd.         6,300        247
Nissan Motor Co. Ltd.               301,500      2,353
Sanyo Electric Co. Ltd.             291,000        758
Sharp Corp.                         149,000      1,415
Sony Corp.                           31,800      1,329
Terumo Corp.                         66,200        916
Toshiba Corp.                       561,000      1,759
                                                18,563

MEXICO -- 0.5%

Grupo Televisa S.A. ADR              27,206        760 (a)

NETHERLANDS -- 3.5%

Aegon N.V.                           70,046        901
IHC Caland N.V.                      13,930        735
ING Groep N.V.                      103,257      1,749
Koninklijke Philips
   Electronics N.V.                  85,786      1,504
Royal Dutch Petroleum Co.             5,392        237
                                                 5,126

NORWAY -- 0.8%

Statoil ASA                         133,393      1,126

RUSSIA -- 0.4%

LUKOIL ADR                           10,923        664 (a,b)

SOUTH AFRICA -- 0.6%

Gold Fields Ltd.                     61,241        856
Gold Fields Ltd. ADR                  5,418         75
                                                   931

SOUTH KOREA -- 2.6%

Kookmin Bank                          8,943        317 (a)
KT Corp.                              6,636        284 (a)
KT Corp. ADR                         11,377        245
POSCO                                15,120      1,504
POSCO ADR                             2,813         70
Samsung Electronics Co. Ltd.          5,120      1,355
                                                 3,775

SPAIN -- 3.4%

Banco Santander Central
   Hispano S.A. (Regd.)             221,062      1,517
Grupo Ferrovial S.A.                 41,880      1,061
Telefonica S.A.                     260,124      2,329 (a)
Telefonica S.A. ADR                   3,552         94 (a)
                                                 5,001


                                     NUMBER
                                  OF SHARES      VALUE
----------------------------------------------------------
SWEDEN -- 4.0%

Assa Abloy AB (Series B)            187,256  $   2,138
Autoliv Inc. SDR                     56,461      1,157
Skandinaviska Enskilda
   Banken AB (Series A)             144,171      1,200
Svenska Handelsbanken               101,793      1,355
                                                 5,850

SWITZERLAND -- 6.1%

Credit Suisse Group (Regd.)          80,712      1,751
Nestle S.A. (Regd.)                  13,531      2,867
Novartis AG (Regd.)                  77,115      2,814
Syngenta AG (Regd.)                  25,438      1,473
                                                 8,905

TAIWAN -- 1.7%

Taiwan Semiconductor
   Manufacturing Co. Ltd.         2,025,629      2,482 (a)

UNITED KINGDOM -- 20.0%

Amersham PLC.                       140,619      1,259
Aviva PLC.                          343,697      2,451
BAE Systems PLC.                    469,354        937
BHP Billiton PLC.                   607,283      3,243
Brambles Industries PLC.            718,364      1,758
Compass Group PLC.                  429,035      2,279
Friends Provident PLC.              159,338        310
International Power PLC.            304,586        470 (a)
Invensys PLC.                       269,303        229
Kingfisher PLC.                     307,150      1,100
National Grid Transco PLC.          290,756      2,137
Prudential PLC.                      66,379        469
Reed Elsevier PLC.                  176,797      1,514
Royal Bank of Scotland
   Group PLC.                        38,491        922
Smith & Nephew PLC.                 376,144      2,304
Smiths Group PLC.                   108,153      1,211
Tesco PLC.                          568,386      1,775
Vodafone Group PLC.               2,339,048      4,265
Xstrata PLC.                         70,005        731 (a)
                                                29,364
TOTAL COMMON STOCK
   (COST $169,128)                             139,209



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                  NUMBER
                                OF SHARES        VALUE
----------------------------------------------------------
PREFERRED STOCKS -- 2.1%
----------------------------------------------------------
GERMANY -- 2.1%
Henkel KGaA                        25,037    $   1,591
Porsche AG                          3,535        1,469
TOTAL PREFERRED STOCKS
   (COST $2,920)                                 3,060
TOTAL INVESTMENTS IN SECURITIES
   (COST $172,048)                             142,269


----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
----------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $4,611)                    4,611        4,611 (j)


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.0)%**                                    (48)
                                             ---------

NET ASSETS-- 100%                             $146,832
                                             =========



OTHER INFORMATION (UNAUDITED)
----------------------------------------------------------
The Elfun International Equity Fund was invested in the following sectors at December 31, 2002:

SECTOR                 PERCENTAGE (BASED ON MARKET VALUE)
----------------------------------------------------------
Financial                                          18.28%
Consumer Discretionary                             17.52%
Industrials                                        10.44%
Energy                                              9.68%
Healthcare                                          9.07%
Materials                                           8.76%
Consumer Staples                                    6.56%
Telecommunication Services                          5.90%
Information Technology                              5.80%
Utilities                                           4.85%
Short Term                                          3.14%
                                                  -------
                                                  100.00%
                                                  =======


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    ELFUN TRUSTS
--------------------------------------------------------------------------------



Q&A

DAVE CARLSON IS THE SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT RESPONSIBLE FOR MANAGING U.S. GROWTH EQUITY PORTFOLIOS. HE JOINED GE IN 1980 AS PART OF THE GE FINANCIAL MANAGEMENT PROGRAM. HE HAS TWENTY-ONE YEARS INVESTMENT EXPERIENCE. HE IS A CHARTERED FINANCIAL ANALYST, AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A BS IN FINANCE.


Q. HOW DID ELFUN TRUSTS PERFORM RELATIVE TO ITS BENCHMARK AND PEER FUNDS FOR THE YEAR ENDING DECEMBER 31, 2002?

A. Elfun Trusts declined 19.91% for the year ended December 31, 2002, compared to a negative total return of 22.10% for the S&P 500. The Fund's Lipper peer group of 964 Large Cap Core funds declined 23.72% over the same period.

Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE OVER THE ONE-YEAR PERIOD ENDING DECEMBER 31, 2002?

A. A variety of factors drove the market down during the year. The economy was sluggish, corporate earnings growth was disappointing, and geopolitical tensions worsened. The decline in the market was broad-based as all ten industry sectors represented in the S&P 500 declined. All categories of equity mutual funds, including value, core, and growth funds showed large declines for the year. In short, there was no place to hide the equity market.

Q.  WHAT INDIVIDUAL STOCKS OR GROUPS AFFECTED PERFORMANCE?

A. In looking at the individual sectors of the S&P 500, technology and telecommunications stocks were the two worst performing sectors, each declining more than 30%. The Fund's technology holdings performed relatively better, with the best results coming from a 10% gain in Intuit, and a decline of only 2% in Dell Computer. In the consumer sectors, we were hurt by declines in Bristol Myers (-55%), Home Depot (-52%), and Catalina Marketing (-47%). All three companies lowered their earnings estimates during the year. On the plus side, we had gains in two healthcare companies, Dentsply, a dental equipment company (+11%), and Lincare, a home healthcare company (+10%).

Q.  DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE YEAR?

A. There were few changes during the year. Healthcare is the largest industry weight at approximately 22% of the portfolio. We also have a large weight in computer service firms such as First Data, Automatic Data, and Certegy. Our technology weighting is 13% of the portfolio, less than the S&P500 weight of 16%. Elfun Trusts continues to target growth-oriented companies. There are no holdings in the utility or basic material sectors. We seek companies that can grow earnings at a double-digit rate. By comparison we believe the S&P 500 will grow in the 6-8% range.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEW YEAR?

A. We start the year with optimism that the major averages will be up after three years of decline. However, there continue to be many issues that will weigh on the market. Specifically, concerns include possible war with Iraq, continued economic sluggishness, and further earnings disappointments. We believe the equity market is reasonably valued relative to current interest rates and inflation. A favorable outcome in Iraq, and an increase in investor confidence will lead to higher stock prices, in our opinion. Our long-term strategy remains the same. Focus on high quality, well-managed companies that can grow at an above-average rate for many years to come. The higher growth will drive superior price performance over the long term.




                                                 [Photo of DAVE CARLSON OMITTED]

--------------------------------------------------------------------------------
                                        8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    ELFUN TRUSTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line graph omitted -- plot points as follows:]

                 Elfun Trusts                            S&P 500
12/92             10,000.00                             10,000.00
12/93             10,897.80                             11,001.37
12/94             10,922.62                             11,144.62
12/95             15,203.55                             15,323.26
12/96             18,783.49                             18,865.06
12/97             24,579.47                             25,145.19
12/98             30,218.26                             32,361.36
12/99             36,183.76                             39,179.20
12/00             38,315.84                             35,581.20
12/01             36,022.73                             31,342.77
12/02             28,850.73                             24,415.42


           AVERAGE ANNUAL TOTAL RETURN
    FOR THE PERIODS ENDED DECEMBER 31, 2002
-----------------------------------------------
                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
-----------------------------------------------
Elfun Trusts    (19.91%)    3.26%     11.18%

S&P 500         (22.10%)   (0.59%)     9.34%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
                A fund designed for investors who seek long-term
                 growth of capital and future income rather than
                 current income by investing primarily in equity
                          securities of U.S. companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    *LIPPER PERFORMANCE COMPARISON

                        LARGE CAP CORE PEER GROUP

                  BASED ON AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED 12/31/02

                                               ONE    FIVE     TEN
                                              YEAR    YEAR    YEAR

   Fund's rank in peer group: ............    148       24       4

   Number of Funds in peer group: ........    964      493     157

   Peer group average annual total return: (23.72%)  (2.03%)  7.48%

   Lipper categories in peer group:               LARGE CAP CORE


* SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.
--------------------------------------------------------------------------------


                  TOP TEN HOLDINGS
               AS OF DECEMBER 31, 2002
               AS A % OF MARKET VALUE
----------------------------------------------
Citigroup Inc.                           5.44%
----------------------------------------------
First Data Corp.                         5.08%
----------------------------------------------
Liberty Media Corp. (Series A)           3.78%
----------------------------------------------
Cardinal Health Inc.                     3.61%
----------------------------------------------
Pfizer Inc.                              3.38%
----------------------------------------------
Federal National Mortgage Assoc.         3.15%
----------------------------------------------
Johnson & Johnson                        3.04%
----------------------------------------------
Vodafone Group PLC. ADR                  2.81%
----------------------------------------------
Microsoft Corp.                          2.64%
----------------------------------------------
Lincare Holdings Inc.                    2.61%
----------------------------------------------



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
                                       9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ELFUN TRUSTS
--------------------------------------------------------------------------------
MARKET VALUE OF $2,081,899

[Pie Chart omitted -- plot points as follows:]

Healthcare                      21.9%
Financial                       18.5%
Industrials                      5.0%
Consumer Discretionary          12.8%
Information Technology          11.0%
Short Term                       7.7%
Energy                           6.2%
Consumer Staples                 4.1%
Telecommunication Services       2.8%



                                    NUMBER
                                 OF SHARES       VALUE
----------------------------------------------------------
COMMON STOCK -- 96.7%
----------------------------------------------------------
CONSUMER - DISCRETIONARY -- 13.4%

Carnival Corp.                   1,725,000  $   43,039
Catalina Marketing Corp.         1,400,000      25,900 (a)
Comcast Corp. (Class A)          2,220,000      50,150 (a,k)
eBay Inc.                           90,000       6,104 (a)
Home Depot Inc.                  1,465,000      35,101
Interpublic Group Cos. Inc.        380,000       5,350
Liberty Media Corp. (Series A)   8,800,000      78,672 (a)
Omnicom Group                      120,000       7,752
Target Corp.                       135,000       4,050
Viacom Inc. (Class B)              250,000      10,190 (a)
                                               266,308

CONSUMER - STAPLES -- 4.3%

Colgate-Palmolive Co.              240,000      12,583
PepsiCo. Inc.                      750,000      31,665
Philip Morris Cos. Inc.            500,000      20,265
The Gillette Co.                   690,000      20,949
                                                85,462

ENERGY -- 6.5%

Anadarko Petroleum Corp.           565,000      27,063
Baker Hughes Inc.                  850,000      27,361
Exxon Mobil Corp.                  760,000      26,554



                                    NUMBER
                                 OF SHARES       VALUE
----------------------------------------------------------
Nabors Industries Ltd.             565,000  $   19,928 (a)
Schlumberger Ltd.                  650,000      27,359
                                               128,265

FINANCIAL -- 19.4%

AFLAC Inc.                         430,000      12,952
Alleghany Corp.                     35,000       6,212 (a)
American Express Co.               520,000      18,382
American International Group       790,000      45,701
Bank One Corp.                     595,000      21,747
Berkshire Hathaway Inc.
   (Class B)                        14,000      33,922 (a)
Citigroup Inc.                   3,220,000     113,312
Federal National
   Mortgage Assoc.               1,020,000      65,617
Marsh & McLennan Cos. Inc.         870,000      40,203
State Street Corp.                 720,000      28,080 (e)
                                               386,128

HEALTHCARE -- 22.9%

Abbott Laboratories                980,000      39,200
Apogent Technologies Inc.        1,160,000      24,128 (a)
Bristol-Myers Squibb Co.           775,000      17,941
Cardinal Health Inc.             1,270,000      75,171 (k)
DENTSPLY International Inc.        630,000      23,436
IMS Health Inc.                    445,000       7,120
Johnson & Johnson                1,180,000      63,378
Lincare Holdings Inc.            1,720,000      54,387 (a)
Merck & Co. Inc.                   790,000      44,722
Pfizer Inc.                      2,300,000      70,311
Sybron Dental Specialties Inc.     220,000       3,267 (a)
WebMD Corp.                        139,329       1,191 (a,k)
Wyeth                              835,000      31,229
                                               455,481

INDUSTRIALS -- 15.7%

Automatic Data Processing        1,075,000      42,194
Certegy Inc.                     1,070,000      26,268 (a)
Concord EFS Inc.                   450,000       7,083 (a)
Dover Corp.                      1,830,000      53,363
Equifax Inc.                     1,430,000      33,090
First Data Corp.                 2,985,000     105,699 (h)
Paychex Inc.                       150,000       4,185
Republic Services Inc.             290,000       6,084 (a)
Tyco International Ltd.            185,000       3,160
Waste Management Inc.            1,370,000      31,400
                                               312,526


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                    NUMBER
                                 OF SHARES       VALUE
----------------------------------------------------------
INFORMATION TECHNOLOGY -- 11.6%

Applied Materials Inc.           1,050,000  $   13,682 (a)
Cisco Systems Inc.               1,600,000      20,960 (a)
Dell Computer Corp.                980,000      26,205 (a)
Intel Corp.                      1,640,000      25,535
Intuit Inc.                        970,000      45,512 (a)
Microsoft Corp.                  1,065,000      55,060 (a)
Molex Inc. (Class A)             2,140,000      42,565
                                               229,519

TELECOMMUNICATION SERVICES -- 2.9%

Vodafone Group PLC. ADR          3,230,000      58,528 (k)

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,310,162)                         1,922,217


----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.0%
----------------------------------------------------------

GEI Short-Term
   Investment Fund                  63,463      63,463 (j)
State Street Navigator Securities
   Lending Prime Portfolio          96,219      96,219 (o)

TOTAL SHORT-TERM INVESTMENTS
   (COST $159,682)                             159,682

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.7)%                                  (94,932)
                                            ----------

NET ASSETS-- 100%                           $1,986,967
                                            ==========


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------


Q&A
THE ELFUN DIVERSIFIED FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF EXPERTISE:
DAVE CARLSON MANAGES THE U.S. EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 3 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MACDOUGALL MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 36 FOR BOB'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The Elfun Diversified Fund declined 9.15% during the year ended December 31, 2002. During the same period, the Fund's broad-based benchmarks, the Standard & Poor's 500 Composite Price Index and the Lehman Brothers Aggregate Bond Index, returned -22.10% and 10.26%, respectively. The Fund easily outpaced its Lipper peer group of 505 Balanced funds, which lost an average of 11.71%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE DURING THE PAST YEAR?

A. The U.S. equity portion of the Fund outperformed the S&P 500 Index primarily due to solid stock selection in several sectors including technology, healthcare, industrials, energy, telecommunications, and utilities. In most of these sectors, good stock selection included avoiding many of the companies that did poorly over the period, in addition to selecting companies that had better relative performance. In technology, the S&P 500 benchmark holdings were down almost 38%, while the portfolio holdings declined 31.4%. Relative performance in this sector was driven by better industry performance in the portfolio in several groups, such as software, communications equipment, and computers. Intuit, a software company best known for its tax and accounting software products was up almost 10% for the year. In healthcare, better relative performance from healthcare provider stocks, such as Cardinal Health, Lincare Holdings, and UnitedHealth Group, helped performance. In addition, several pharmaceutical holdings, including Johnson & Johnson, Merck, and Pharmacia, contributed to relative performance over the period. While industrials declined more than 25% for the S&P 500, several holdings in our Fund including First Data, Emerson Electric, General Dynamics, and United Technologies helped this sector of the portfolio post a better relative return of -21.9% for the year. Energy stocks, representing a larger-than-average position in the portfolio due to improving commodity prices and positive supply/demand fundamentals, finished the year with better relative performance from holdings such as EnCana Corp, Burlington Resources, Exxon, Nabors Industries, and Baker Hughes. In the telecommunications services sector, better relative performance in the diversified telecommunications and the wireless industries drove positive contribution from this area. A reduced position in the utilities sector was the primary driver of performance better than the benchmark, as the sector was down more than 30% over the year. A few electric utility companies held in the portfolio including Entergy, Exelon, and Constellation Energy all posted positive absolute performance amid a difficult environment.

    The fixed income portion of the Fund provided solid returns, although it underperformed the Lehman Brothers Aggregate Bond Index. The U.S. economy rebounded in 2002 from the prior year's recession, supported by a drop in business inventory liquidation, consumer spending and a strong housing market. Hopes of a typical post-recession boom were undermined by a hit to confidence brought on by corporate malfeasance, accounting scandals and rising geopolitical risks, not to mention a soft labor market and a third year of negative equity returns. Interest rates fell significantly during the year, pushing bond prices up. The benchmark 10-year U.S. Treasury note yield hit a 44-year low in early October before drifting back up to end the year at 3.81%, down nearly 1.25%. Short-term interest rates fell further as investors preferred the safety of short maturity U.S. Treasury securities versus riskier assets, such as equities and corporate bonds. The Federal Reserve left short-term interest rates unchanged until November when it lowered rates by .50% to 1.25% over concern for the pace of economic recovery. High quality assets performed best in 2002, led by commercial mortgage-backed securities (15.32%) and U.S. Treasuries (11.79%).

    Few international markets remained unscathed in 2002: in fact, only New Zealand and Austria finished the year in positive territory. Regionally, European stocks were hit the hardest (but outperformed the S&P500), Japan performed surprisingly well, and emerging markets came out best, although losing 6% overall. Affecting sentiment were concerns over the global economy, corporate governance and the threat of war. These issues impacted 2002 and, to some degree, persist at the start of 2003. Interest rates did not fall as quickly overseas as in the U.S., leaving international authorities with more opportunities to reduce short-term interest rates, if needed to provide an economic boost. Currency played a big part in last year's environment: the headwind of a strong Dollar turned into a tailwind for US-based investors in overseas markets. The dollar weakened considerably, boosting the value of overseas assets for U.S. investors.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST YEAR?

A. As of the end of 2002, the Fund's asset allocation mix was 42% in U.S. equities, 15% in international equities, 36% in fixed income securities, and 7% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.



--------------------------------------------------------------------------------
                                       12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line graph omitted -- plot points as follows:]

       Elfun Diversified Fund     S&P 500     LB Aggregate     Composite Index*
12/92          10,000.00        10,000.00       10,000.00          10,000.00
12/93          10,890.10        11,001.37       10,974.91          10,995.05
12/94          10,861.21        11,144.62       10,654.87          10,957.82
12/95          13,805.42        15,323.26       12,623.22          14,203.20
12/96          15,792.99        18,865.06       13,081.52          16,342.34
12/97          18,726.76        25,145.19       14,344.41          20,194.81
12/98          21,936.46        32,361.36       15,590.44          24,446.26
12/99          25,016.30        39,179.20       15,462.39          27,382.77
12/00          26,382.89        35,581.20       17,260.06          27,097.11
12/01          25,662.36        31,342.77       18,717.41          26,086.94
12/02          23,300.46        24,415.42       20,636.88          23,524.92


         AVERAGE ANNUAL TOTAL RETURN
   FOR THE PERIODS ENDED DECEMBER 31, 2002
-------------------------------------------------
                         ONE      FIVE       TEN
                        YEAR      YEAR      YEAR
-------------------------------------------------
Elfun Diversified Fund (9.15%)    4.47%     8.83%

S&P 500               (22.10%)   (0.59%)    9.34%

LB Aggregate           10.26%     7.55%     7.51%

Composite Index*       (9.82%)    3.10%     8.93%

* 60% S&P 500/40% LB Aggregate



--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
   A fund designed for investors who seek the highest total return consistent with prudent investment management and the preservation of capital by investing primarily in a combination of U.S. and foreign equity securities, and debt securities.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 *LIPPER PERFORMANCE COMPARISON

                        BALANCED PEER GROUP

               BASED ON AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE PERIODS ENDED 12/31/02

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

   Fund's rank in peer group: .............   130      33      15

   Number of Funds in peer group: .........   505     328      86

   Peer group average annual total return: (11.71%)  1.37%  7.19%

   Lipper categories in peer group:               BALANCED

*SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.
--------------------------------------------------------------------------------


                TOP TEN HOLDINGS
             AS OF DECEMBER 31, 2002
             AS A % OF MARKET VALUE
------------------------------------------------
Citigroup Inc.                           2.54%
------------------------------------------------
First Data Corp.                         2.34%
------------------------------------------------
Federal National Mortgage Assoc.,
   6.50%, TBA                            2.27%
------------------------------------------------
Federal National Mortgage Assoc.,
   3.50%, 09/15/04                       1.85%
------------------------------------------------
Liberty Media Corp. (Series A)           1.74%
------------------------------------------------
Cardinal Health Inc.                     1.66%
------------------------------------------------
Federal National Mortgage Assoc.         1.63%
------------------------------------------------
Pfizer Inc.                              1.56%
------------------------------------------------
Federal National Mortgage Assoc.,
   6.50%, TBA                            1.47%
------------------------------------------------
Johnson & Johnson                        1.40%
------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------------------------------
                                       13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $204,381


[Pie Chart omitted -- plot points as follows:]

Domestic Equity        42.3%
Bonds and Notes        35.9%
Foreign Equity         15.0%
Short Term & Other      6.8%




                                   NUMBER
                                OF SHARES        VALUE
----------------------------------------------------------
DOMESTIC EQUITY -- 44.3%
----------------------------------------------------------
CONSUMER - DISCRETIONARY -- 6.3%

Carnival Corp.                     78,114    $   1,949
Catalina Marketing Corp.           62,593        1,158 (a)
Comcast Corp. (Class A)           100,315        2,266 (a)
eBay Inc.                           4,103          278 (a)
Home Depot Inc.                    66,217        1,587
Interpublic Group Cos. Inc.        17,067          240
Liberty Media Corp.
   (Series A)                     398,156        3,560 (a,h)
Omnicom Group                       5,431          351
Target Corp.                        6,209          186
Viacom Inc. (Class B)              19,735          804 (a)
                                                12,379

CONSUMER - STAPLES -- 1.9%

Colgate-Palmolive Co.               8,784          461
PepsiCo. Inc.                      33,164        1,400
Philip Morris Cos. Inc.            22,243          901
The Gillette Co.                   30,262          919
                                                 3,681

ENERGY -- 2.9%

Anadarko Petroleum Corp.           24,582        1,177
Baker Hughes Inc.                  38,021        1,224
Exxon Mobil Corp.                  33,521        1,171
Nabors Industries Ltd.             25,089          885 (a)
Schlumberger Ltd.                  29,486        1,241
                                                 5,698



                                   NUMBER
                                OF SHARES        VALUE
----------------------------------------------------------
FINANCIAL -- 9.4%

AFLAC Inc.                         19,657    $     592
Alleghany Corp.                       881          157 (a)
American Express Co.               35,140        1,242 (h)
American International Group       42,486        2,458 (h)
Bank One Corp.                     26,656          974
Berkshire Hathaway Inc.
   (Class B)                          636        1,541 (a)
Citigroup Inc.                    147,234        5,181
Federal National
   Mortgage Assoc.                 51,636        3,322
Marsh & McLennan Cos. Inc.         36,552        1,689
State Street Corp.                 32,589        1,271 (e)
                                                18,427

HEALTHCARE -- 10.7%

Abbott Laboratories                43,453        1,738
Apogent Technologies Inc.          52,247        1,087 (a)
Bristol-Myers Squibb Co.           35,176          814 (h)
Cardinal Health Inc.               57,422        3,399
DENTSPLY International Inc.        28,451        1,058
IMS Health Inc.                    18,920          303
Johnson & Johnson                  53,282        2,862
Lincare Holdings Inc.              77,596        2,454 (a)
Medtronic Inc.                      4,563          208
Merck & Co. Inc.                   35,951        2,035
Pfizer Inc.                       104,495        3,194
Sybron Dental Specialties Inc.      9,140          136 (a)
WebMD Corp.                         6,436           55 (a)
Wyeth                              37,763        1,412
                                                20,755

INDUSTRIALS -- 7.8%

Automatic Data Processing          48,367        1,898
Certegy Inc.                       48,108        1,181 (a,h)
Concord EFS Inc.                   19,959          314 (a)
Dover Corp.                        81,216        2,368
Emerson Electric Co.                8,088          411
Equifax Inc.                       64,663        1,496
First Data Corp.                  135,016        4,781
Paychex Inc.                        6,983          195
3M Co.                              4,687          578
Tyco International Ltd.             7,366          126
United Technologies Corp.           7,258          450
Waste Management Inc.              62,076        1,423
                                                15,221

INFORMATION TECHNOLOGY -- 5.3%

Applied Materials Inc.             47,591          620 (a)
Cisco Systems Inc.                 72,939          956 (a)



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       14
--------------------------------------------------------------------------------

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             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                   NUMBER
                                OF SHARES        VALUE
----------------------------------------------------------
Dell Computer Corp.                43,970 $      1,176 (a)
Intel Corp.                        73,974        1,152
Intuit Inc.                        43,971        2,063 (a)
Microsoft Corp.                    48,109        2,487 (a)
Molex Inc. (Class A)               96,736        1,924
                                                10,378
TOTAL DOMESTIC EQUITY
   (COST $83,277)                               86,539

----------------------------------------------------------
FOREIGN EQUITY -- 15.8%
----------------------------------------------------------

CONSUMER - DISCRETIONARY -- 2.6%

Accor S.A.                         10,452          317
Autoliv Inc. SDR                   12,147          249
Bayerische Motoren
   Werke AG                         8,363          254
Compass Group PLC.                 86,984          462
Grupo Televisa S.A. ADR             5,484          153 (a)
Honda Motor Co. Ltd.               12,800          473
Kingfisher PLC.                    61,635          221
Koninklijke Philips
   Electronics N.V.                17,662          310
Lagardere S.C.A. (Regd.)           16,345          664
Michelin (C.G.D.E.) (Regd.)        11,050          381
Nissan Motor Co. Ltd.              61,700          481
Reed Elsevier PLC.                 39,702          340
Sanyo Electric Co. Ltd.            61,000          159
Sharp Corp.                        31,000          294
Sony Corp.                          5,900          247
                                                 5,005

CONSUMER - STAPLES -- 0.8%

Carrefour S.A.                     15,822          705
Nestle S.A. (Regd.)                 2,770          587
Tesco PLC.                        116,680          364
                                                 1,656

ENERGY -- 1.5%

China Petroleum &
   Chemical Corp.               2,124,000          357
ENI-Ente Nazionale
   Idrocarburi S.p.A.              43,657          694
LUKOIL ADR                          2,133          130 (a,b)
Petro-Canada                       16,328          505
Royal Dutch Petroleum Co.           1,037           46
Statoil ASA                        27,375          231
Total Fina Elf S.A. (Series B)      6,624          946
                                                 2,909



                                   NUMBER
                                OF SHARES        VALUE
-----------------------------------------------------------
FINANCIAL -- 2.8%

Aegon N.V.                         12,811    $     165
Aiful Corp.                         3,350          126
Aviva PLC.                         70,968          506
AXA                                18,443          247
Banca Intesa S.p.A.               144,302          304
Banco Santander Central
   Hispano S.A. (Regd.)            45,990          316
Bank of Ireland                    32,086          330
BNP Paribas                        13,711          559
Credit Suisse Group (Regd.)        16,605          360
Deutsche Bank AG (Regd.)            6,636          306
Friends Provident PLC.             27,265           53
ING Groep N.V.                     20,199          342
Kookmin Bank                        1,377           49 (a)
Muenchener
   Rueckversicherungs
   AG (Regd.)                       2,034          243
Prudential PLC.                    14,988          106
Riunione Adriatica di
   Sicurta S.p.A.                  37,206          453
Royal Bank of Scotland
   Group PLC.                       7,513          180
Sampo Oyj (Series A)               35,784          272
Skandinaviska Enskilda
   Banken AB (Series A)            29,412          245
Svenska Handelsbanken              18,514          246
Uniao de Bancos
   Brasileiros S.A. GDR               735            8
                                                 5,416

HEALTHCARE -- 1.4%

Altana AG                           4,641          212
Amersham PLC.                      27,609          247
Aventis S.A.                        6,242          339
Novartis AG (Regd.)                15,629          570
Schering AG                         7,076          308
Smith & Nephew PLC.                75,595          463
Terumo Corp.                       13,700          190
Teva Pharmaceutical
   Industries ADR                   8,794          340
                                                 2,669

INDUSTRIALS -- 1.5%

Asahi Glass Co. Ltd.               40,000          245
Assa Abloy AB (Series B)           37,876          433
BAE Systems PLC.                  100,093          200
Brambles Industries PLC.          138,186          338
Canadian Pacific Railway Ltd.       7,527          148
Empresa Brasileira de
   Aeronautica S.A. ADR            16,013          255


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       15
--------------------------------------------------------------------------------

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              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                   NUMBER
                                OF SHARES        VALUE
----------------------------------------------------------
Grupo Ferrovial S.A.                7,470    $     189
IHC Caland N.V.                     2,912          154
Invensys PLC.                      60,645           51
Johnson Electric Hldgs.           161,600          178
Komatsu Ltd.                      116,000          378
Minebea Co. Ltd.                   46,000          160
Smiths Group PLC.                  21,754          244
                                                 2,973

INFORMATION TECHNOLOGY -- 0.9%

Canon Inc.                         14,000          527
Fujitsu Ltd.                        7,000           20
Murata Manufacturing Co. Ltd.       1,400           55
Samsung Electronics Co. Ltd.        1,060          281
Taiwan Semiconductor
   Manufacturing Co. Ltd.         416,319          510 (a)
Toshiba Corp.                     109,000          342
                                                 1,735

MATERIALS -- 1.3%

Arcelor                            14,709          181 (a)
BHP Billiton PLC.                 125,523          670
CRH PLC.                           32,512          402
Gold Fields Ltd.                   10,636          149
Gold Fields Ltd. ADR                1,042           15
POSCO                               3,043          303
POSCO ADR                             715           18
Stora Enso Oyj (Series R)          35,708          376
Syngenta AG (Regd.)                 5,033          291
Xstrata PLC.                       12,253          128 (a)
                                                 2,533

TELECOMMUNICATION SERVICES -- 2.3%

KT Corp.                              850           36 (a)
KT Corp. ADR                        2,596           56
Telecom Italia S.p.A.              57,558          291
Telefonica S.A.                    53,945          483 (a)
Telefonica S.A. ADR                   176            5 (a)
Vodafone Group PLC.               479,150          873
Vodafone Group PLC. ADR           146,395        2,653
                                                 4,397

UTILITIES -- 0.7%

E.ON AG                             8,350          337
International Power PLC.           62,057           96 (a)
National Grid Transco PLC.         59,232          435
Suez S.A.                          13,153          228
Vivendi Environnement              13,775          321
                                                 1,417
TOTAL FOREIGN EQUITY
   (COST $36,542)                               30,710



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
BONDS AND NOTES -- 37.6%
----------------------------------------------------------

U.S. TREASURIES -- 4.9%

U.S. Treasury Bonds
6.88%      08/15/25               $   660    $     835 (h)
7.25%      05/15/16                   680          871 (h)
8.13%      08/15/19 - 08/15/21      2,475        3,473 (h)
10.38%     11/15/04                   615          713
10.63%     08/15/15                   375          606
                                                 6,498
U.S. Treasury Notes
2.00%      11/30/04                   570          575
3.00%      11/15/07                   675          683
4.00%      11/15/12                   780          791
6.00%      08/15/09                   135          157
6.50%      02/15/10                   105          125
7.00%      07/15/06                   650          754
                                                 3,085
TOTAL U.S. TREASURIES
   (COST $9,210)                                 9,583

FEDERAL AGENCIES -- 5.0%

Federal Home Loan Bank System
2.50%      12/15/05                 1,480         1,491
Federal Home Loan Mortgage Corp.
4.50%      07/23/04                   560          577
6.00%      06/15/11                    95          108
                                                   685
Federal National Mortgage Assoc.
2.88%      10/15/05                   725          739
3.50%      09/15/04                 3,665        3,779
4.00%      11/17/03                   250          254
5.00%      01/20/04 - 05/14/04        840          872
5.25%      08/14/03 - 08/01/12      1,070        1,108
7.13%      01/15/30                   700          868 (h)
                                                 7,620
TOTAL FEDERAL AGENCIES
   (COST $10,116)                                9,796

AGENCY MORTGAGE BACKED -- 10.7%

Federal Home Loan Mortgage Assoc.
8.00%      07/01/26                    10           10

Federal Home Loan Mortgage Corp.
6.00%      04/01/29 - 07/01/29        310          320
6.50%      06/01/29 - 05/01/30         71           74



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
7.00%      10/01/16 - 12/01/29    $    52    $      54
7.50%      11/01/09 - 09/01/31        531          564
8.00%      10/01/29 - 11/01/30        122          131
8.50%      04/01/30 - 05/01/30        103          111
                                                 1,254

Federal Home Loan
   Mortgage STRIPS.
6.50%      11/01/28                   129          134

Federal National Mortgage Assoc.
5.50%      03/01/14 - 08/01/15      1,335        1,392
6.00%      02/01/14 - 07/01/32        540          561
6.50%      12/01/14 - 11/01/32        706          739
7.00%      01/01/16 - 11/01/32        947          998
7.50%      12/01/09 - 09/01/32      1,842        1,953
8.00%      12/01/11 - 11/01/32      1,111        1,193
8.50%      05/01/30 - 11/01/31        479          512
9.00%      06/01/09 - 12/01/22        376          414
5.00%      TBA                      2,505        2,565 (c)
6.50%      TBA                      2,850        3,005 (c)
6.50%      TBA                      4,458        4,641 (c)
                                                17,973
Government National Mortgage Assoc.
6.50%      04/15/28 - 04/15/28        250          263
7.00%      03/15/28 - 04/15/28        243          260
7.50%      06/15/23 - 04/15/28        351          375
8.00%      05/15/30                    23          25
8.50%      10/15/17                   212          234
9.00%      11/15/16 - 12/15/21        200          223
                                                 1,380
TOTAL AGENCY MORTGAGE BACKED
   (COST $20,216)                               20,751

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%

Collateralized Mortgage Obligation
   Trust (Class B)
5.09%      04/01/03                    16           14 (d,f)

Federal Home Loan Mortgage Corp.
6.00%      09/15/23                    92           98
6.50%      03/15/09                   159          168
6.60%      02/15/22                   131          132
7.00%      02/15/31                   105          112
7.50%      07/15/08                   264           34 (g)
7.75%      08/15/05                    78           84
8.00%      08/15/06 - 07/01/24         63           19 (g)
17.32%     01/15/03                    65           78 (i)
                                                   725

                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Federal Home Loan Mortgage
   Corp. (Class H)
6.00%      12/15/08                $   90    $      95

Federal Home Loan
   Mortgage STRIPS.
4.50%      08/01/27                    12           11 (d,f)

Federal National Mortgage Assoc.
5.50%      09/25/13                    90           94
7.50%      07/25/41                    84           91
12.25%     01/25/03                   228          252 (i)
15.79%     01/25/03                   444          503 (i)
17.37%     01/15/03                    70           82 (i)
                                                 1,022

Federal National Mortgage
   Assoc. (Class A)
7.50%      11/25/31                   221          240

Federal National Mortgage
   Assoc. (Class H)
6.50%      01/25/23                   151          153

Federal National Mortgage
   Assoc. REMIC
5.00%      05/25/12                    97          100
7.50%      02/25/41                   169          183
17.85%     01/25/03                    36           36 (i)
                                                   319
Federal National Mortgage Assoc.
   REMIC (Class B)
3.14%      12/25/22                    16           14 (d,f)

Federal National Mortgage Assoc.
   REMIC (Class J)
1080.90%   03/25/22                    0 *           2 (g)

Federal National Mortgage Assoc.
    REMIC (Class K)
1008.00%   05/25/22                    0 *           2 (g)

Federal National Mortgage Assoc.
   STRIPS.
7.50%      11/01/23 - 01/01/24        854          133 (g)
8.00%      08/01/23 - 17/01/24        116           19 (g)
8.50%      03/01/17 - 07/25/22         38            6 (g)
9.00%      05/25/22                    17            3 (g)
                                                   161

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $3,012)                                 2,758







---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
ASSET BACKED -- 3.5%

Advanta Mortgage Loan Trust
6.30%      10/25/03                 $   8    $       8
AmeriCredit Automobile
   Receivables Trust (Class A)
3.55%      04/06/06                    51           52
Ameriquest Mortgage
   Securities Inc.
1.73%      01/25/03                   407          407 (i)
Bank One Issuance Trust
   (Class C)
3.76%      08/15/08                   108          109
Centex Home Equity
3.56%      06/25/25                    51           52
Chase Credit Card Master
   Trust (Class A)
1.48%      01/15/03                   100          100 (i)
Chase Funding Loan
   Acquisition Trust
5.39%      05/25/28                    99          103
Citibank Credit Card
   Issuance Trust
1.45%      03/15/03                   600          600 (i)
Citibank Credit Card
   Issuance Trust (Class A)
6.90%      10/15/07                    70          78
Countrywide Asset-Backed
   Certificates
1.67%      01/25/03                   113          113 (i)
Countrywide Asset-Backed
   Certificates (Class A)
1.70%      01/25/03                   421          421 (i)
Discover Card Master
   Trust I (Class A)
5.30%      11/16/06                   395          414
Equity One ABS Inc.
5.03%      10/25/32                    77           80
Fleet Credit Card Master
   Trust II (Class A)
1.56%      01/15/03                   180          180 (i)
Ford Credit Auto Owner
   Trust (Class B)
4.79%      06/15/05                   108          113
Green Tree Financial Corp.
6.90%      04/15/18                    19           19
HFC Home Equity Loan Asset
   Backed Certificates (Class A)
1.69%      01/20/03                   210          209 (i)




                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Household Automotive
   Trust (Class A)
1.72%      01/17/03                  $500    $     501 (i)
Household Private Label Credit
   Card Master Note Trust I
   (Class A)
1.56%      01/15/03                    61           61 (i)
MBNA Master Credit Card
   Trust USA (Class A)
1.68%      01/15/03                   700          704 (i)
Metris Master Trust (Class A)
1.65%      01/20/03                   368          349 (i)
Mid-State Trust
7.54%      07/01/18                    23           24
Provident Bank Home Equity
   Loan Trust (Class A)
6.72%      12/25/03                    22           22
Providian Gateway Master
   Trust (Class A)
1.64%      01/15/03                   600          600 (i)
PSE&G Transition
   Funding LLC. (Class A)
6.61%      06/15/15                    50           57
Residential Asset Mortgage
   Products Inc. (Class A)
1.52%      01/25/03                   199          199 (i)
1.55%      01/25/03                    70           70 (i)
1.70%      01/25/03                   899          895 (i)
Residential Asset Securities Corp.
1.63%      01/25/03                   199          198 (i)
Residential Funding Mortgage
   Securities II (Class A)
1.52%      01/25/03                    48           48 (i)
West Penn Funding LLC
   Transition Bonds (Class A)
6.81%      09/25/08                    64           70
TOTAL ASSET BACKED
   (COST $6,831)                                 6,856

CORPORATE NOTES -- 9.6%

Abbott Laboratories
5.13%      07/01/04                   175          184
Aetna Inc. /Old
6.97%      08/15/36                   130          144
AIG SunAmerica Global
   Financing IX
6.90%      03/15/32                   100          116 (b)


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Albertson's Inc.
7.50%      02/15/11                 $  80    $      92
8.00%      05/01/31                    40           47
Allstate Financial Global Funding
5.25%      02/01/07                   250          267 (b)
Amerada Hess Corp.
7.88%      10/01/29                   125          144
Anadarko Petroleum Corp.
5.00%      10/01/12                    65           66
Anheuser-Busch Cos. Inc.
6.50%      02/01/43                   190          213
Appalachian Power Co. (Series C)
6.60%      05/01/09                    95           99
Appalachian Power Co. (Series E)
4.80%      06/15/05                    85           83
AT&T Corp.
6.38%      03/15/04                    85           87
7.80%      11/15/11                    55           60
Autozone Inc
5.88%      10/15/12                   110          114
Bank of America Corp.
7.40%      01/15/11                    65           77
Bank One Corp.
6.50%      02/01/06                   225          249
BB&T Corp.
4.75%      10/01/12                    40           40
BCI US Funding Trust
8.01%      07/15/08                   100          110 (b,i)
Bellsouth Capital Funding
7.88%      02/15/30                    65           80
Boston Edison Co.
4.88%      10/15/12                    85           86
Brascan Corp.
7.13%      06/15/12                   100          107
British Telecommunications PLC.
8.38%      12/15/10                    15           18
Bunge Ltd. Finance Corp.
7.80%      10/15/12                    70           69 (b)
Burlington Northern
   Santa Fe Corp.
7.29%      06/01/36                    75           87
Burlington Resources Finance Co.
7.20%      08/15/31                    55           63
Campbell Soup Co.
5.50%      03/15/07                    85           92
Cargill Inc.
6.38%      06/01/12                   115          129 (b)
Centerior Energy Corp. (Series B)
7.67%      07/01/04                   220          229


                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
CIT Group Inc.
5.50%      11/30/07                  $110    $     113
Citigroup Inc.
5.70%      02/06/04                   155          162
7.25%      10/01/10                   145          167
Coca-Cola Enterprises Inc.
6.70%      10/15/36                    90           98
Conagra Foods Inc.
7.00%      10/01/28                    55           62
7.13%      10/01/26                   115          130
Conoco Inc.
6.95%      04/15/29                    55           62
ConocoPhillips
5.90%      10/15/32                   110          109 (b)
9.38%      02/15/11                   200          259
Countrywide Home Loans Inc.
4.25%      12/19/07                   115          116
COX Communications Inc.
7.13%      10/01/12                    80           89
CSX Corp.
7.25%      05/01/04                    35           37
Darden Restaurants Inc.
7.13%      02/01/16                   115          129
Dominion Resources Inc./
   VA (Series A)
6.00%      01/31/03                   135          135
Duke Energy Corp.
5.38%      01/01/09                    65           65
Entergy Gulf States Inc.
6.00%      12/01/07                    80           81
EOP Operating LP
7.00%      07/15/11                    55           60
7.75%      11/15/07                    85           97
Equitable Resources Inc.
5.15%      11/15/12                    85           85 (b)
Equity Residential
6.63%      03/15/12                   160          173
European Investment Bank
4.63%      03/01/07                   125          133
Ford Motor Co.
7.45%      07/16/31                   240          208
Ford Motor Credit Co.
7.38%      10/28/09                    80           79
7.50%      03/15/05                    80           82
7.60%      08/01/05                    45           46
FPL Group Capital Inc.
7.38%      06/01/09                   155          177
Fred Meyer Inc. Holding Co.
7.38%      03/01/05                   150          163


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
General Mills Inc.
5.13%      02/15/07                  $150    $     159
General Motors Acceptance Corp.
5.75%      11/10/03                    55           56
5.80%      03/12/03                   130          131
6.13%      09/15/06 - 01/22/08        210          213
6.88%      09/15/11                    25           25
7.25%      03/02/11                    20           20
Georgia Power Co.
4.88%      07/15/07                   105          111
Golden West Financial Corp.
4.75%      10/01/12                    85           85
Goldman Sachs Group Inc.
6.60%      01/15/12                    85           94
HJ Heinz Finance Co.
6.00%      03/15/12                    55           62 (b)
7.25%      03/15/32                    55           61
Household Finance Corp.
2.91%      03/17/03                   150          150 (i)
6.38%      11/27/12                   140          148
HSBC Capital Funding LP/
   Channel Islands
9.55%      06/30/10                    85          105 (i)
Hudson United Bank/Mahwah NJ
7.00%      05/15/12                   135          152
Hyatt Equities LLC
6.88%      06/15/07                    70           70 (b)
Hydro Quebec
8.25%      04/15/26                   175          232
International Business
   Machines Corp.
4.75%      11/29/12                    55          55
International Paper Co.
6.88%      04/15/29                    85          90
Israel Electric Corp. Ltd.
8.10%      12/15/96                    10            9 (b)
John Deere Capital Corp.
4.13%      07/15/05                   110          115
John Hancock Global Funding II
5.63%      06/27/06                   175          188
Kellogg Co. (Series B)
7.45%      04/01/31                   130          158
Keycorp.
4.63%      05/16/05                   200          208
KFW International Finance
4.75%      01/24/07                   240          258
Kinder Morgan Inc.
6.50%      09/01/12                    85           89 (b)







                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Kraft Foods Inc.
5.25%      06/01/07                  $270    $     292
Kroger Co.
8.00%      09/15/29                    85           99
Lehman Brothers Holdings Inc.
5.88%      11/15/17                    85           86
Lockheed Martin Corp.
8.50%      12/01/29                    85          113
Loral Corp.
8.38%      06/15/24                    85          109
Marathon Oil Corp.
6.80%      03/15/32                   125          129
Masco Corp.
5.88%      07/15/12                   110          116
6.75%      03/15/06                    90           98
Metropolitan Life Global
   Funding I
4.75%      06/20/07                   100          105
Morgan Stanley
7.13%      01/15/03                    35           35
Murphy Oil Corp.
7.05%      05/01/29                    70           77
Nabisco Inc.
6.13%      02/01/33                    85           85 (i)
National Rural Util Coop Fin
6.00%      05/15/06                   250          269
NB Capital Trust IV
8.25%      04/15/07                   140          162
Newell Rubbermaid Inc.
4.63%      12/15/09                    70           71
News America Inc.
7.63%      11/30/28                   110          111
Nisource Finance Corp.
7.88%      11/15/10                    55           60
Nordic Investment Bank
2.75%      01/11/06                   140          142
Norfolk Southern Corp.
6.00%      04/30/08                    85           92
North Fork Bancorporation Inc.
5.88%      08/15/12                    65           69 (b)
Northern Natural Gas
5.38%      10/31/12                    55           55 (b)
Occidental Petroleum Corp.
8.45%      02/15/29                    85          109
Ocean Energy Inc.
4.38%      10/01/07                    85           86
Oncor Electric Delivery Co.
7.25%      01/15/33                    35           36 (b)


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT       VALUE
-----------------------------------------------------------
Pall Corp.
6.00%      08/01/12                 $  85    $      91 (b)
Pemex Finance Ltd.
9.03%      02/15/11                   150          176
Pemex Project Funding
   Master Trust
7.38%      12/15/14                   100          103 (b)
Pepsi Bottling Holdings Inc.
5.38%      02/17/04                   150          156 (b)
Petroleos Mexicanos
9.50%      09/15/27                   215          247
Potash Corp of Saskatchewan
7.75%      05/31/11                    55           64
PP&L Capital Funding Inc.
7.75%      04/15/05                   105          111
Praxair Inc.
6.63%      10/15/07                    30           34
Procter & Gamble - Esop
   (Series A)
9.36%      01/01/21                   110          153
Procter & Gamble Co.
4.75%      06/15/07                    85           91
Progress Energy Inc.
5.85%      10/30/08                    85           90
6.55%      03/01/04                   100          104
7.75%      03/01/31                   105          119
PSEG Power LLC.
6.95%      06/01/12                    60           61
PSI Energy Inc.
6.65%      06/15/06                    70           76
Quest Diagnostics
6.75%      07/12/06                    55           59
7.50%      07/12/11                    60           68
Raytheon Co.
6.75%      08/15/07                   125          139
7.90%      03/01/03                   140          141
Royal Bank of Scotland
   Group PLC.
7.65%      09/30/31                    75           87 (i)
8.82%      03/31/49                   110          123
Royal Bank of Scotland
   Group PLC. ADR
9.12%      03/31/49                    85          105
Safeway Inc.
6.15%      03/01/06                   135          144
Sara Lee Corp.
6.13%      11/01/32                    30           32
Scripps Co. (E.W.)
5.75%      07/15/12                    80           87


                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Simon Property Group LP
6.75%      07/15/04                $   85    $      90
Southtrust Bank NA
7.00%      11/15/08                    40          46
Southwestern Electric Power
   (Series B)
4.50%      07/01/05                    70           69
Sprint Capital Corp.
6.00%      01/15/07                   105           99
6.13%      11/15/08                   120          109
Tele-Communications-TCI Group
9.80%      02/01/12                   145          172
Tenet Healthcare Corp.
5.38%      11/15/06                   150          137
The Bear Stearns Cos. Inc.
5.70%      01/15/07                    55           59
TRW Inc.
6.63%      06/01/04                   110          116
Turner Broadcasting System Inc.
8.38%      07/01/13                   135          153
Tyson Foods Inc.
6.63%      10/01/04                    55           58
8.25%      10/01/11                    85          101
UBS Preferred Funding Trust I
8.62%      10/01/10                   140          169 (i)
Unilever Capital Corp.
5.90%      11/15/32                    40           41
Union Carbide Corp.
6.79%      06/01/25                    75           79
Union Pacific Corp.
5.75%      10/15/07                    55           60
5.84%      05/25/04                   110          116
6.79%      11/09/07                    60           68
7.38%      09/15/09                    80           94
Union Planters Bank NA
5.13%      06/15/07                   110          117
United Dominion Realty
   Trust Inc.
6.50%      06/15/09                    85           90
Valero Energy Corp.
6.88%      04/15/12                    35           37
Verizon Florida Inc. (Series F)
6.13%      01/15/13                    85           91
Verizon Global Funding Corp.
7.75%      12/01/30                   310          358
Verizon Pennsylvania (Series A)
5.65%      11/15/11                    55           57
Viacom Inc.
5.63%      08/15/12                   105          112
7.75%      06/01/05                    45           50



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Vodafone Group PLC.
6.25%      11/30/32                $   40    $      40
Wachovia Corp.
4.95%      11/01/06                   110          118
Walt Disney Co.
5.38%      06/01/07                    85           90
6.20%      06/20/14                    85           92
Washington Mutual Bank FA
5.50%      01/15/13                    90           92
Washington Mutual Inc.
5.63%      01/15/07                   115          124
Wells Fargo & Co.
5.25%      12/01/07                   140          151
Wendy's International Inc.
6.20%      06/15/14                   145          160
Weyerhaeuser Co.
5.50%      03/15/05                   145          152
6.13%      03/15/07                    50           54
Wisconsin Energy Corp.
5.88%      04/01/06                    85           91
Wyeth
5.88%      03/15/04                   105          109
Yale University
7.38%      04/15/26                    50           59
TOTAL CORPORATE NOTES
   (COST $17,519)                               18,660

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%

Bear Stearns Commercial
   Mortgage Securities
4.83%      08/15/38                    50           51
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.06%      11/15/16                   102          108
6.48%      02/15/35                    27           31
Bear Stearns Commercial
   Mortgage Securities (Class B)
6.20%      02/14/31                    25           28
Chase Commercial Mortgage
   Securities Corp. (Class A)
6.39%      11/18/30                   156          175
Citicorp Mortgage Securities Inc.
6.13%      03/25/13                    30           31 (i)
Citicorp Mortgage Securities Inc.
   (Class B)
6.13%      03/25/13                    75           78 (i)
COMM (Class A)
6.46%      02/16/34                    50           56 (b)





                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
CS First Boston Mortgage
   Securities Corp. (Class A)
5.11%      09/15/34                 $  37    $      39
DLJ Commercial Mortgage Corp.
6.24%      11/12/31                    92          102
First Horizon Asset Securities Inc.
   (Class B)
6.25%      04/25/13                    65          67
GS Mortgage Securities Corp. II
6.86%      07/13/30                   129          135 (i)
Impac CMB Trust (Class A)
1.70%      01/25/03                   359          357 (i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%      11/15/35                    28           32
LB Commercial Conduit
   Mortgage Trust (Class A)
6.78%      06/15/31                    51           58
LB-UBS Commercial
   Mortgage Trust
4.07%      03/15/34                   495           16 (b,d,g,i)
6.23%      03/15/26                    87           97
6.53%      07/14/16                    55           62 (b)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%      12/15/30                   180          200
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16                    26           29 (b)
Lehman Large Loan (Class A)
6.84%      10/12/34                    85           91
Master Asset Securitization Trust
6.31%      07/25/12                    55           56 (i)
Morgan Stanley Capital I (Class A)
6.34%      07/15/30                    61           66
Morgan Stanley Dean
   Witter Capital I
1.59%      02/01/31                   365           22 (b,g,i)
3.83%      10/15/35                   831           30 (b,d,g,i)
3.94%      04/15/34                   537           21 (b,d,g,i)
7.20%      10/15/33                   209          244
Morgan Stanley Dean
   Witter Capital I (Class A)
5.90%      10/15/35                    57           62
5.98%      02/01/31 - 01/15/39        118          127
6.01%      07/15/33                    52           56
6.39%      10/15/35                    85           96
6.54%      02/01/31                    65           73


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Morgan Stanley Dean Witter
   Capital I (Class B)
6.55%      07/15/33                 $  25    $      28
Residential Asset
   Securitization Trust
1.05%      05/25/04                   264            5 (g,i)
Salomon Brothers Mortgage
   Securities VII
7.00%      07/25/24                   224          216 (i)
Structured Asset Securities
   Corp. (Class X)
1.78%      02/25/28                   227           14 (i)
TIAA Retail Commercial
   Trust (Class A)
6.56%      06/19/26                    54           60 (b)
Wachovia Bank Commercial
   Mortgage Trust
1.84%      01/15/03                   120          120 (b,i)
1.94%      01/15/03                   100          100 (b,i)
2.32%      01/15/03                   100          100 (b,i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,198)                                 3,339

SOVEREIGN BONDS -- 0.8%

Canadian Government Bond
5.25%      11/05/08                   110          122
Finland Government
   International Bond
4.75%      03/06/07                   145          156
Italy Government
   International Bond
4.38%      10/25/06                   130          138
4.63%      06/15/05                   180          191
New Brunswick Province of
3.50%      10/23/07                    85           86
Ontario Electricity
   Financial Corp.
7.45%      03/31/13                     5           6
Province of British
   Columbia/Canada
4.63%      10/03/06                    50           53
Province of Manitoba
4.25%      11/20/06                   140          148
Province of Ontario
3.50%      09/17/07                    85           87
5.13%      07/17/12                    30           32
Province of Quebec
5.00%      07/17/09                   175          188
7.50%      09/15/29                    45           56




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Province of Saskatchewan/
   Canada
7.38%      07/15/13               $    55    $      68
8.00%      02/01/13                    35           45
Region of Lombardy
5.80%      10/25/32                   110          115
TOTAL SOVEREIGN BONDS
   (COST $1,417)                                 1,491
TOTAL BONDS AND NOTES
   (COST $70,946)                               73,234

                                  NUMBER
                               OF SHARES         VALUE
-----------------------------------------------------------
PREFERRED STOCKS -- 0.4%
-----------------------------------------------------------

DOMESTIC PREFERRED -- 0.1%

Centaur Funding Corp. (Series B)      105          102

FOREIGN PREFERRED -- 0.3%

Henkel KGaA                         5,075          322
Porsche AG                            726          302
                                                   624
TOTAL PREFERRED STOCKS
   (COST $720)                                     726
TOTAL INVESTMENTS IN SECURITIES
   (COST $191,485)                             191,209


-----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.7%
-----------------------------------------------------------

GEI Short-Term
   Investment Fund                  5,515        5,515 (j)

                                PRINCIPAL
                                   AMOUNT       VALUE
-----------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%

State Street Bank and Trust Co.
0.95% dated 12/31/02 to be
repurchased at $6,907 on
01/01/03, collateralized by
$4,640 U.S. Treasury Bonds,
8.75% maturing 08/15/20
(value $7,049)                     $6,907        6,907 (d)












--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT -- 0.3%

Bayerische Hypo-und
   Vereinsbank AG
2.25%      01/10/03                  $550    $     550


YANKEE CERTIFICATES OF DEPOSIT -- 0.1%

Dexia Bank Belgium
2.25%      01/21/03                   200          200

TOTAL SHORT-TERM INVESTMENTS
   (COST $13,172)                               13,172

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.8)%                                   (9,401)
                                             ---------

NET ASSETS-- 100%                             $194,980
                                             =========

OTHER INFORMATION
-----------------------------------------------------------
The Elfun Diversified Fund had the following short futures contracts open at December 31, 2002:

                             NUMBER    CURRENT
                 EXPIRATION    OF     NOTIONAL   UNREALIZED
DESCRIPTION         DATE    CONTRACTS   VALUE   DEPRECIATION
------------------------------------------------------------
U.S. Treasury
   Notes 10 yrs. March 2003    3       $(345)   $     (11)
U.S. Treasury
   Notes 5 yrs.  March 2003    6        (680)         (17)
                                                ----------
                                                $     (28)
                                                ==========


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

Q&A
MICHAEL CAUFIELD, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, LEADS GEAM'S FIXED INCOME MUNICIPAL BOND TEAM. MIKE HAS TWENTY-FOUR YEARS INVESTMENT EXPERIENCE IN THE MUNICIPAL BOND MARKET. PRIOR TO JOINING GEAM, MIKE WAS VICE PRESIDENT AND DIRECTOR OF TAX EXEMPT UNIT INVESTMENT TRUST RESEARCH AT E.F. HUTTON & COMPANY FOR FIVE YEARS AND A CREDIT ANALYST AT MOODY'S INVESTOR SERVICE AND DUN & BRADSTREET FOR FIVE YEARS. MIKE RECEIVED HIS BACHELOR OF SCIENCE IN FINANCE FROM FORDHAM UNIVERSITY.


Q. HOW DID THE ELFUN TAX EXEMPT INCOME PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The Elfun Tax Exempt Income Fund returned 9.71% during the year ended December 31, 2002. That was superior to its Lipper peer group of 287 General Municipal Bond funds, which gained an average of 8.36%. During the same period the Lehman Brothers Municipal Bond Index returned 9.61%.

Q. WHAT EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST YEAR AND HOW DID THESE AFFECT THE FUND?

A. Increased market volatility accompanied a steady decline in interest rates in 2002. Over the last twelve months there have been several events which have impacted municipal bond returns. Slow economic growth, equity market turmoil, deteriorating personal wealth levels and issues dealing with increased corporate governance combined to erode confidence in most financial markets and drive investors toward the conservative asset allocation decision into municipal bonds. Despite reaching an all time high in new issuance, and a forty-year low in absolute yields, municipal bonds experienced strong cash inflows and investor demand aggressively drove prices higher. As a result, the municipal bond market recorded its highest price return since 1995.

Q.  WHAT FACTORS INFLUENCED FUND PERFORMANCE?

A. The Fund outperformed its market benchmark due to its conservative interest rate approach and strong income component. In addition, effective positioning allowed the Fund to participate modestly on the upside as interest rates dropped for much of the year. More importantly, the Fund was able to avoid the volatility experienced by a majority of its peer group, especially during the October-November downdraft when interest rates rose dramatically. The Fund's return continued to benefit from a high tax-exempt income component, which places it among the top ten percent of its peer group.

Q.  HOW DID INDIVIDUAL SECTORS PERFORM?

A. In 2002 the higher quality sectors of the investment grade municipal bond market outperformed the market as a whole. After several years of strong revenue bond performance, General obligation tax supported debt rebounded to provide strong returns, and the Fund maintained a heavier than average position in this sector. In addition, the Fund had approximately 90% of its assets invested in the AAA and AA quality sectors, which were the two top returning rating categories in the Lehman Municipal Bond Index. During the year, we increased our exposure to the education sector and were rewarded, as that sector was the best performer in the revenue bond category. The health care sector, after a strong start through the first six months, faded and under performed slightly on the year. The poorest performing sector in the portfolio was the tobacco securitization bond group. While this sector provides high levels of tax-exempt income, heavy issuance of new securities and diminished investor interest hurt returns. Fortunately, the Fund reduced its position in these securities throughout the year and the overall impact on performance was minimal.

Q.  WHAT HAS BEEN THE INVESTMENT STRATEGY OF THE FUND OVER THE LAST YEAR?

A. During 2002 the Fund provided above average tax-exempt income characterized by investments in bonds from issuers with strong credit fundamentals and we maintained our conservative approach to interest rate exposure. Our strategy, to limit volatility and preserve capital, was reinforced as the market sharply changed course in the fourth quarter and the Fund was among the best performers.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING YEAR AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Our outlook for 2003 remains similar to our view at this time last year. While we believe the Federal Reserve will remain vigilant in the first quarter and lower rates in an effort to jump-start the economy, the risk of sub-par economic growth will linger into mid-late 2003. The municipal bond market faces many challenges in the coming year. Absolute returns will be strongly tied to the direction of the equity market and municipal bond fund flows will continue to have an inverse relationship with equities. In addition, recent proposals introduced by the President, as part of an economic stimulus package, could provide competition for tax-exempt securities by reducing the taxes paid on corporate dividends. While it is too early to speculate on the final form of the stimulus package, we believe that investors will continue to be attracted to municipal bonds given the low event risk and high credit quality characteristics of the asset class. Our outlook for the Fund over the near-term remains constructive. We expect market conditions experienced over the last six months to remain prevalent through the first half of 2003. On balance, we believe the Fund to be well positioned to continue to provide above average returns, low volatility and capital preservation in a challenging environment.


[PHOTO OF MICHAEL CAUFIELD OMITTED]

--------------------------------------------------------------------------------
                                       25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[Line graph omitted -- plot points as follows:]


           Elfun Tax-Exempt Fund                           LBMI
12/92             10,000.00                             10,000.00
12/93             11,211.01                             11,227.64
12/94             10,564.26                             10,647.06
12/95             12,394.45                             12,506.32
12/96             12,840.92                             13,060.68
12/97             14,072.02                             14,261.22
12/98             14,945.30                             15,185.35
12/99             14,494.69                             14,873.09
12/00             16,287.69                             16,610.77
12/01             17,053.69                             17,462.04
12/02             18,709.65                             19,139.31

          AVERAGE ANNUAL TOTAL RETURN
    FOR THE PERIODS ENDED DECEMBER 31, 2002
-----------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
-----------------------------------------------
Elfun Tax-Exempt
   Income Fund    9.71%     5.86%      6.46%

LBMI              9.61%     6.06%      6.71%






--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
        A fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from concentration of investment in municipal bonds consistent with prudent investment management and the preservation of capital by investing primarily in investment-grade municipal securities.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    *LIPPER PERFORMANCE COMPARISON

                  GENERAL MUNICIPAL BOND PEER GROUP

                  BASED ON AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED 12/31/02

                                              ONE    FIVE     TEN
                                             YEAR    YEAR    YEAR

   Fund's rank in peer group: .............   51      10       8

   Number of Funds in peer group: .........  287     204      87

   Peer group average annual total return:  8.36%   4.62%   5.80%

   Lipper categories in peer group:         GENERAL MUNICIPAL BOND

* SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.
--------------------------------------------------------------------------------


      QUALITY RATINGS AS OF DECEMBER 31, 2002
              AS A % OF MARKET VALUE
-----------------------------------------------

MOODY'S/S&P/                     PERCENTAGE OF
FITCH RATING+                     MARKET VALUE
-----------------------------------------------
Aaa                                    56.59%
-----------------------------------------------
Aa                                     34.87%
-----------------------------------------------
A                                       7.30%
-----------------------------------------------
Baa                                     1.14%
-----------------------------------------------
Ba                                      0.10%
-----------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
                                       26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $1,714,741

[Pie Chart omitted -- plot points as follows:]

General Obligations     27.6%
Transportation          14.0%
Water & Sewer           13.2%
Education               11.0%
Hospital                 9.3%
Lease                    7.3%
Resource & Other         6.0%
Sales Tax                5.7%
Utilities                3.6%
Housing                  2.2%
Short Term               0.1%



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
MUNICIPAL BONDS -- 99.3%
----------------------------------------------------------

ALABAMA -- 1.1%

Alabama Pub. School & College
   Auth., Series D
6.00%      08/01/09                $5,000    $   5,696
Alabama Wtr. Poll. Control Auth.,
   Series A (AMBAC Insured)
4.75%      02/15/08                 6,555        6,623 (n)
Birmingham, Series B
5.25%      06/01/09                 2,240        2,335
   Series C
5.25%      11/01/11                 3,395        3,673
                                                18,327

ALASKA -- 0.2%

Anchorage (MBIA Insured)
6.50%      12/01/10                 2,825        3,430 (n)


ARIZONA -- 1.5%

Arizona St.Transportation Board,
   Series A
6.00%      07/01/08                 5,000        5,825
Arizona St. Univ. (FSA Insured)
5.25%      07/01/12                 5,000        5,561 (n)




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Maricopa Cnty. Pub.
   Finance Corp.
   (AMBAC Insured)
5.50%      07/01/11               $ 5,000    $   5,674 (n)
Phoenix Civic Improvement Corp.
   (FGIC Insured)
5.50%      07/01/23 - 07/01/24      5,060        5,635 (n)
Salt River Project Agricultural
   Improvement & Power Dist.,
   Series C
5.00%      01/29/03                 3,715        3,720
                                                26,415

CALIFORNIA -- 3.7%

California St.
8.00%      05/01/03                10,725       10,939 (h)
(FSA Insured)
5.25%      02/01/10                 7,500        8,466 (n)
Los Angeles, Series A
   (MBIA Insured)
5.70%      06/01/03                15,000       15,467 (n)
Port of Oakland, Series M
   (FGIC Insured)
5.25%      11/01/12                 6,300        6,934 (n)
Sacramento Cnty.
   Sanitation Dist.,
   Series A, Subject to
   Crossover Refunding
5.88%      12/01/05                13,475       15,211 (m)
San Jose Redevelopment Agency
   (MBIA Insured)
5.00%      02/01/04                 6,500        6,642 (n)
                                                63,659

COLORADO -- 1.6%

Colorado Springs Co., Series A
   (MBIA Insured)
5.38%      11/15/07                10,000       10,377 (n)
Colorado Wtr. Resources & Power
   Dev. Auth., Series A
5.25%      09/01/12                 5,880        6,443
E-470 Pub. Highway Auth.,
   Series A (MBIA Insured)
5.00%      09/01/07                 5,780        5,851 (n)
5.75%      09/01/10                 4,000        4,410 (n)
                                                27,081


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
CONNECTICUT -- 7.5%

Connecticut St., Series A
5.25%      03/15/08               $ 3,175    $   3,441
5.30%      03/15/03                 1,660        1,705
5.50%      03/15/03                 8,670        8,907
   Series A, Prerefunded
   3/15/03 @ 102
5.50%      03/15/03                 4,000        4,114 (m)
5.63%      03/15/03                 1,990        2,047 (m)
   Series B
5.25%      11/01/05 - 11/01/07     15,890       17,781
6.00%      10/01/04                 2,765        2,992
   Series B (Escrowed to Maturity)
6.00%      10/01/04                    90           97 (l)
   Series C
5.50%      08/01/05                 2,855        3,135
6.00%      11/01/04                 1,600        1,738
   Series C (Escrowed to Maturity)
6.15%      02/03/03                 1,995        2,051 (l)
   Series C, Prerefunded
   10/15/08 @ 101
5.25%      10/15/08                 1,250        1,429 (m)
   Series D
5.50%      12/01/07                19,665       22,419
   Series D (Escrowed to Maturity)
5.50%      12/01/07                    75           85 (l)
   Series D, Prerefunded
   12/01/07 @ 101
5.50%      12/01/07                   200          230 (m)
Connecticut St. Resource Recovery
   Auth., Series A (MBIA
   Insured)
5.50%      11/15/06                 3,865        4,236 (n)
Connecticut St. Special Tax
   Obligation Revenue
5.13%      09/01/03                 2,250        2,346
   (MBIA Insured)
6.00%      10/01/09                 5,250        6,225 (n)
Connecticut State Clean
   Wtr. Fund
4.88%      09/01/09                 5,335        5,548
Connecticut State Hlth. & Edl.
   Facilities Auth., Series A
   (MBIA Insured)
5.13%      11/01/05                 1,495        1,591 (n)
Connecticut State Housing
   Finance Auth.
5.45%      11/15/11                 5,000        5,130




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Mashantucket Western Pequot
   Tribe Ct., Series B
5.70%      09/01/07               $ 2,500    $   2,664 (b)
5.75%      09/01/07                 9,500        9,868 (b)
Stamford Ct.
5.00%      02/15/05                 1,875        1,941
5.25%      07/15/08                 6,120        6,715
   Series A
4.60%      08/01/08                 2,235        2,343
4.70%      08/01/08                 1,635        1,710
   Prerefunded 2/15/05 @ 100
5.00%      02/15/05                 5,625        6,039 (m)
                                               128,527

DELAWARE -- 0.8%

Delaware Transportation Auth.
   Motor Fuel Tax Revenue,
   Series B (AMBAC Insured)
4.75%      07/01/12                 6,245        6,273 (n)
State of Delaware, Prerefunded
   4/01/10 @ 100
5.25%      04/01/10                 6,920        7,853 (m)
                                                14,126

DISTRICT OF COLUMBIA -- 2.6%

Dist. of Columbia (MBIA
   Insured)
5.75%      09/15/09                 5,000        5,553 (n)
   (MBIA Insured)
5.23%      04/01/11                12,960        4,851 (d,n)
5.13%      09/15/11                 5,740        5,834 (n)
   Series A, Partially Prerefunded
   6/01/08 (MBIA Insured)
5.25%      06/01/08                10,000       10,290 (m,n)
   Series B (FSA Insured)
5.25%      06/01/08                 6,900        7,108 (n)
Dist. of Columbia TOB
   Settlement Financing Corp.
6.25%      05/15/11                 6,680        6,689
6.50%      05/15/33                 4,350        4,378
                                                44,703

FLORIDA -- 4.7%

Brevard Cnty., Prerefunded
   3/01/03 @ 102
   (AMBAC Insured)
5.25%      03/01/03                 6,050        6,210 (m,n)



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


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                                       28
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             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Dade Cnty. School Dist.,
   Prerefunded 8/01/04 @ 101
   (MBIA Insured)
5.50%      08/01/04               $31,055    $  33,430 (m,n)
Florida State Board Education,
   Series B
5.38%      06/01/12                10,000       11,137
   Series D
4.50%      06/01/08                 5,000        4,938
   Prerefunded 6/01/03 @ 101
5.50%      06/01/03                 4,400        4,522 (m)
Jacksonville Electric Auth.
5.25%      10/01/04                 3,000        3,079
Miami Beach Hlth. Facilities
   Auth., Series A
6.13%      11/15/11                 2,000        1,831
North Broward Hospital Dist.
5.70%      01/15/11                 1,915        2,013
Orlando & Orange Cnty.
   Expressway Auth.
   (AMBAC Insured)
5.25%      07/01/03                13,695       14,148 (n)
                                                81,308

GEORGIA -- 1.1%

De Kalb Cnty.
5.00%      10/01/09                 5,000        5,064
Georgia St., Series C
6.50%      04/01/08                 2,820        3,352
   Series D
6.50%      08/01/08                 2,500        2,985
Private Colleges & Universities
   Auth., Series A
6.00%      06/01/11                 2,410        2,469
Private Colleges & Universities
   Facilities Auth.
   (Escrowed to Maturity)
   (MBIA Insured)
6.50%      11/01/15                 4,010        5,059 (l,n)
                                                18,929

HAWAII -- 0.6%

Hawaii St. (FSA Insured)
5.75%      02/01/14                 6,500        7,643 (n)
Honolulu City & Cnty., Series A
6.00%      01/01/12                 1,265        1,497
   Series A (Escrowed to Maturity)
6.00%      01/01/12                   735          876 (l)
                                                10,016



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
ILLINOIS -- 5.0%

Chicago Housing Auth.
5.00%      07/01/08 - 07/01/09    $10,000    $  10,798
Chicago School Finance
   Auth., Series A
   (MBIA Insured)
5.00%      06/01/04                 9,000        9,481 (n)
Cook Cnty. (MBIA Insured)
5.38%      11/15/03                14,500       15,111 (n)
   Series C (AMBAC Insured)
5.50%      11/15/12                10,000       10,649 (n)
Illinois Edl. Facilities Auth.,
   Series A (AMBAC Insured)
5.70%      07/01/07                10,000       10,820 (n)
Illinois Hlth. Facilities Auth.
6.13%      11/15/10                 3,500        3,706
Illinois Sports Facilities Auth.
   (AMBAC Insured)
4.70%      06/15/16                 5,000        2,678 (d,n)
Metropolitan Pier &
   Exposition Auth.
6.50%      06/15/03                   305          317
   (MBIA Insured)
4.94%      06/15/17                 4,000        2,591 (d,n)
Regional Transportation Auth.,
   Series A, Prerefunded
   6/01/04 @ 102
6.25%      06/01/04                10,980       11,965 (m,n)
Univ. of Illinois, Series B
   (FGIC Insured)
5.25%      04/01/11                 8,500        8,763 (n)
                                                86,879

INDIANA -- 2.3%

Indiana Transportation
   Finance Auth.
5.50%      12/01/10                 5,000        5,371
   Series A (AMBAC Insured)
5.00%      11/01/06                16,555       17,443 (n)
Indiana Univ., (Series A)
6.00%      05/15/04                 7,500        8,054
Indianapolis Local Pub.
   Improvement Bond Bank,
   Series A
6.00%      01/01/10                 2,425        2,788 (n)
   Prerefunded 7/01/03 @ 102
6.00%      07/01/03                 6,000        6,263 (m)
                                                39,919


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       29
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        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
IOWA -- 0.3%

Iowa Finance Auth., Series V
   (Escrowed to Maturity)
5.25%      08/15/07               $ 2,105    $   2,298 (l)
5.38%      08/15/07                 2,460        2,686 (l)
                                                 4,984

KENTUCKY -- 0.3%

Univ. of Kentucky, Series Q
   (FGIC Insured)
5.25%      05/01/10                 4,545        4,787 (n)

LOUISIANA -- 0.2%

Tobacco Settlement Financing
   Corp., Series B
5.50%      05/15/11                 3,000        2,712
5.88%      05/15/11                 1,500        1,377
                                                 4,089

MAINE -- 1.2%

Maine Hlth. & Higher Edl.
   Facilities Auth., Series C
5.13%      07/01/11                 5,000        5,186
Series D (FSA Insured)
5.50%      07/01/04                 6,000        6,194 (n)
Maine Municipal Bond Bank,
   Series B
5.50%      11/01/11                 3,325        3,542
   Series C (FSA Insured)
5.35%      11/01/08                 5,310        5,689 (n)
                                                20,611

MARYLAND -- 1.2%

Maryland St.
5.00%      10/15/06                 3,500        3,764
Montgomery Cnty., Series A
5.00%      02/01/12                 5,615        5,867
Univ. System of Maryland,
   Series A
5.25%      04/01/12                10,035       10,858
                                                20,489




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
MASSACHUSETTS -- 5.8%

Massachusetts Bay Transportation
   Auth., Series A (MBIA Insured)
4.75%      03/01/08               $ 4,500    $   4,673 (n)
Massachusetts Hlth. & Edl.
   Facilities Auth., Series B
   (MBIA Insured)
6.30%      08/15/04                 4,000        4,348 (n)
Massachusetts St., Series B
5.50%      11/01/08                18,035       20,685
Massachusetts St. Wtr. Poll.
   Abatement
5.63%      08/01/10                 7,000        7,774
Massachusetts State Turnpike
   Auth., Series A (MBIA Insured)
5.00%      01/01/07                 4,895        4,935 (n)
   Series B (MBIA Insured)
5.13%      01/01/07                20,500       20,820 (n)
Massachusetts State Wtr.
   Resources Auth., Series A
6.50%      07/15/08 - 07/15/19     23,370       28,568 (n)
   Series C (MBIA Insured)
4.75%      12/01/04                 7,500        7,470 (n)
                                                99,273

MICHIGAN -- 2.3%

Detroit, Series A
   (MBIA Insured)
5.00%      07/01/05 - 07/01/07     14,125       14,376 (n)
Grand Rapids (FGIC Insured)
5.25%      01/01/11                 3,000        3,218 (n)
Hartland Consolidated School
   Dist., (FGIC Insured)
5.13%      05/01/06                 5,000        5,106 (n)
Michigan Municipal
   Bond Auth.
5.25%      10/01/12                 7,465        8,148
Michigan State Hospital
   Finance Auth.
5.38%      12/01/12                 2,000        2,007
Michigan State Trunk Line,
   Series A (MBIA Insured)
5.00%      11/01/08                 4,000        4,067 (n)
Muskegon Heights Pub. Schools
   (MBIA Insured)
5.00%      05/01/09                 2,650        2,691 (n)
                                                39,613


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       30
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             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
MINNESOTA -- 0.9%

Minneapolis & St. Paul
   Metropolitan Airports
   Commission, Series A
   (AMBAC Insured)
5.00%      01/01/08                $8,500    $   8,545 (n)
Southern Minnesota Municipal
   Power Agency, Series A,
   Prerefunded 1/01/03 @ 102
   (MBIA Insured)
5.00%      01/01/12                 7,500        7,650 (m,n)
                                                16,195

MISSISSIPPI -- 1.0%

Mississippi St.
5.50%      09/01/14                 7,500        8,653
   Series A
5.50%      12/01/14 - 12/01/19      7,000        8,060
                                                16,713

MISSOURI -- 0.6%

Jackson Cnty. Consolidated School
   Dist. No. 2, Prerefunded
   3/15/03 @ 102 (AMBAC Insured)
5.25%      03/15/03                 7,000        7,196 (m,n)
Missouri State Hlth. & Edl.
   Facilities Auth.
6.00%      05/15/07                 2,340        2,607
                                                 9,803

NEBRASKA -- 0.3%

Omaha Convention Hotel Corp.,
   Series A (AMBAC Insured)
5.13%      04/01/12                 5,000        5,150 (n)


NEVADA -- 1.3%

Clark Cnty.
5.50%      07/01/10                 7,565        8,046
   (MBIA Insured)
5.50%      07/01/10                 6,500        6,871 (n)
Director of the State of Nevada
   Department of Business &
   Industry (AMBAC Insured)
5.27%      01/01/22                 3,500        1,304 (d,n)
5.36%      01/01/24                 7,595        2,503 (d,n)
5.39%      01/01/25                 5,425        1,685 (d,n)



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Las Vegas Special Improvement
   Dist. No 707, Series A
   (FSA Insured)
5.55%      06/01/08               $ 2,025    $   2,256 (n)
                                                22,665

NEW JERSEY -- 6.9%

New Jersey Building Auth.
5.00%      06/15/03                 2,485        2,754
   Prerefunded 6/15/03 @ 102
5.00%      06/15/03                17,305       17,950 (m)
New Jersey St. Turnpike
   Auth., Series C
   (AMBAC Insured)
6.50%      01/01/16                49,960       61,883 (n)
New Jersey State Edl.
   Facilities Auth.
5.25%      07/01/13                 4,500        4,500
   Series D
6.00%      07/01/13                 3,000        3,026
New Jersey Transportation
   Trust Fund Auth., Series C
   (FSA Insured)
5.75%      12/15/14                 6,000        7,045 (n)
New Jersey WasteWtr.
   Treatment Trust, Series C
5.88%      06/15/06                 5,160        5,849
6.88%      06/15/08                 5,905        7,135
Tobaco Settlement
   Financing Corp.
6.00%      06/01/12                 2,500        2,429
6.13%      06/01/12                 7,500        7,209
                                               119,780

NEW MEXICO -- 1.3%

New Mexico Hospital
   Equipment Loan
   Council, Series A
5.50%      08/01/11                10,750       10,927
New Mexico St.
4.00%      09/01/04                10,485       10,746
                                                21,673

NEW YORK -- 10.8%

Battery Park City Auth., Series A
   (AMBAC Insured)
4.75%      11/01/03                16,130       16,298 (n)



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       31
--------------------------------------------------------------------------------
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        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
   Series A (MBIA Insured)
5.00%      11/01/03               $10,000    $  10,349 (n)
5.25%      11/01/03                 6,500        6,746 (n)
Long Island Power Auth.,
   Series A (MBIA Insured)
5.50%      06/01/03                 1,600        1,626 (n)
Municipal Assistance Corp.
   For The City of New York,
   Series E, Prerefunded
   7/01/06 @ 101
5.20%      07/01/06                10,000       11,278 (m)
New York City Municipal Wtr.
   Finance Auth., Series A
   (MBIA Insured)
5.13%      06/15/07                 2,400        2,492 (n)
New York City Transitional
   Finance Auth.
5.50%      05/01/09 - 05/01/10     15,425       16,624
   Series A
5.30%      11/15/09                 1,000        1,134
   Series B
5.50%      05/15/10                 1,250        1,419
6.00%      05/15/10                 2,545        2,992
   Prerefunded 5/01/09 @ 101
5.50%      05/01/09                 3,675        4,284 (m)
   Prerefunded 5/15/10 @ 101
6.00%      05/15/10                 3,750        4,504 (m)
New York
5.25%      08/01/07                 1,500        1,568
   Series B
5.60%      08/15/06                13,000       14,203
New York State Dormitory Auth.
5.40%      07/01/06                 8,185        8,944
   Series A
5.00%      07/01/11                 2,550        2,614
   Series B
5.25%      05/15/12                10,400       11,432
5.38%      07/01/12                 3,695        4,026
6.50%      08/15/10                 3,490        4,176
   Series B (Escrowed to Maturity)
6.50%      08/15/10                     5            6 (l)
   Series D
7.00%      07/01/09                 7,000        8,049
New York State Environmental
   Facilities Corp.
5.50%      06/15/13                10,000       11,528
New York State Housing Finance
   Agency, Series A,
   Prerefunded 9/15/04 @ 102
6.38%      09/15/04                    65           72 (m)



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
New York State Urban Dev. Corp.
5.50%      01/01/04               $12,465    $  13,070
(HUD SECT 236 Insured)
5.50%      07/01/06                 7,000        7,529 (n)
   Series A
5.50%      01/01/04                12,845       13,469
Suffolk Cnty. Wtr. Auth.
   (MBIA Insured)
5.00%      06/01/03                 6,000        6,143 (n)
                                               186,575

NORTH CAROLINA -- 1.3%

Cary
5.00%      03/01/11                 2,400        2,500
Charlotte
5.60%      06/01/10                 2,800        3,092
   Series C
5.00%      07/01/12                 1,460        1,488
Mecklenburg Cnty.,
   Series B
4.50%      02/01/08                14,000       14,626
North Carolina Medical
   Care Commission
4.75%      10/01/08                 1,200        1,157
                                                22,863

OHIO -- 2.6%

Cleveland (MBIA Insured)
5.50%      09/15/06                 5,200        5,721 (n)
   Series A (FSA Insured)
5.00%      01/01/10                 1,525        1,550 (n)
Cleveland-Cuyahoga Cnty.
   Port Auth.
   (AMBAC Insured)
5.40%      12/01/06                 3,500        3,786 (n)
Ohio St., Series A
4.75%      06/15/10                 3,690        3,809
Ohio St. Higher Edl.
   Facility Commission
5.20%      11/01/11                 7,450        7,704
Ohio State Building Auth.
4.75%      04/01/03                 5,000        5,014
Ohio State Pub. Facilities
   Commission, Prerefunded
   11/01/05 @ 100
   (MBIA Insured)
4.50%      11/01/05                 1,500        1,618 (m,n)
Ohio State Univ., Series A
5.25%      12/01/11                 3,150        3,568


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       32
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             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Ohio State Wtr. Dev. Auth.
   (MBIA Insured)
5.30%      06/01/05               $ 9,265    $   9,929 (n)
Steubenville
6.38%      10/01/10                 1,660        1,758
                                                44,457

OKLAHOMA -- 0.7%

Oklahoma Transportation Auth.,
   Series A (AMBAC Insured)
5.25%      01/01/12                 9,125       10,051 (n)
Tulsa Indl. Auth.
   (MBIA Insured)
5.00%      10/01/06                 2,000        2,052 (n)
                                                12,103

OREGON -- 0.2%

Oregon St.
5.88%      10/01/05                 1,640        1,707
Portland, Series A
   (MBIA Insured)
4.50%      06/01/08                 2,000        2,041 (n)
                                                 3,748

PENNSYLVANIA -- 6.0%

Allegheny Cnty. Hospital Dev.
   Auth. (MBIA Insured)
5.38%      12/01/05                27,000       28,161 (n)
Montgomery Cnty. Higher
   Education & Hlth. Auth.
   (AMBAC Insured)
5.00%      10/01/07                 2,405        2,622 (n)
5.10%      10/01/07                 2,670        2,896 (n)
Pennsylvania Indl. Dev. Auth.
   (AMBAC Insured)
5.50%      07/01/12                 3,100        3,459 (n)
Pennsylvania Intergovernmental
   Cooperative Auth.,
   Prerefunded 6/15/03 @ 100
   (MBIA Insured)
5.60%      06/15/03                 8,000        8,160 (m,n)
Pennsylvania St.
5.38%      05/01/04                 1,000        1,058
Pennsylvania State Higher Edl.
   Facilities Auth.
5.50%      07/15/08                10,750       11,154
6.00%      05/01/10                 5,000        5,585
Pennsylvania Turnpike
   Commission, Series A
   (AMBAC Insured)
5.00%      12/01/08                 5,000        5,101 (n)





                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
Philadelphia Hospitals &
   Higher Education
   Facilities Auth.
5.00%      02/15/03                $5,650    $   5,643
Philadelphia, Prerefunded
   7/01/03 @ 102
   (FSA Insured)
6.38%      07/01/03                   600          627 (m,n)
   Refunding Pending 7/01/03
   (FSA Insured)
6.38%      07/01/03                 1,245        1,298 (m,n)
Philadelphia School Dist.,
   Series A, Prerefunded
   7/01/04 @ 100 1/4 (MBIA Insured)
5.55%      07/01/04                 9,645       10,285 (m,n)
   Prerefunded 7/01/04 @
   100 3/4 (MBIA Insured)
5.75%      07/01/04                 1,200        1,289 (m,n)
   Prerefunded 7/01/04 @
   101 1/4 (MBIA Insured)
5.85%      07/01/04                 1,440        1,556 (m,n)
   Prerefunded 7/01/04 @ 101
   (MBIA Insured)
5.80%      07/01/04                 1,500        1,616 (m,n)
Pittsburgh Pub. Parking Auth.
   (AMBAC Insured)
5.35%      06/01/10                   520          590 (n)
5.45%      06/01/10                   440          496 (n)
5.55%      06/01/10                 1,015        1,143 (n)
5.60%      06/01/10                 1,125        1,252 (n)
5.70%      06/01/10                 1,245        1,402 (n)
5.75%      06/01/10                 2,330        2,621 (n)
Southcentral General Auth.
5.38%      05/15/11                 5,000        5,027
                                               103,041

PUERTO RICO -- 1.0%

Children's Trust Fund
5.63%      05/15/12                 2,500        2,490
   Prerefunded 7/01/10 @ 100
5.75%      07/01/10                 6,845        7,703 (m)
Puerto Rico Commonwealth,
   Series A
5.50%      07/01/13                 6,500        7,382
                                                17,575

RHODE ISLAND -- 0.0%**
Rhode Island St.
5.00%      02/03/03                    92           94




--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       33
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        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
SOUTH CAROLINA -- 5.7%

Charleston Cnty., Prerefunded
   6/01/06 @ 100 (St. Aid
   Withholding Insured)
5.90%      06/01/04               $ 2,170    $   2,463 (m,n)
6.00%      06/01/04                 4,765        5,425 (m,n)
Greenville Cnty. School Dist.
5.50%      12/01/12                17,725       18,463
Greenville
5.13%      02/01/12                 5,195        5,430
Lexington Cnty.
5.50%      11/01/13                 5,000        5,345
Richland Cnty., Series A
4.25%      10/01/07                 4,500        4,486
South Carolina Jobs-Economic
   Dev. Auth.
5.50%      11/15/12                10,000        9,877
South Carolina State Pub.
   Service Auth., Series B
   (FSA Insured)
5.50%      01/01/12                 5,000        5,294 (n)
   Prerefunded 1/01/03 @ 102
   (MBIA Insured)
5.50%      07/01/21                26,635       27,168 (m,n)
South Carolina Transportation
   Infrastructure Bank, Series A
   (MBIA Insured)
5.50%      10/01/09                11,000       11,608 (n)
Tobacco Settlement Revenue
   Management Auth., Series B
6.38%      05/15/11                 3,500        3,490
                                                99,049

TENNESSEE -- 1.1%

Knox Cnty. Hlth. Edl. & Housing
   Facilities Board, (FSA Insured)
5.07%      01/01/13                12,000        6,197 (d,n)
Series B (MBIA Insured)
7.25%      01/01/09                 4,500        5,477 (n)
Metropolitan Government
   Nashville & Davidson Cnty. Hlth.
   & Edl Facility Board,
   Prerefunded 12/01/04 @
   102 (AMBAC Insured)
6.88%      12/01/04                 6,000        6,738 (m,n)
                                                18,412




                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------

TEXAS -- 6.6%
Austin
5.38%      09/01/09               $10,350    $  11,131
   Series A (AMBAC Insured)
5.50%      11/15/16                 5,450        6,219 (n)
Dallas, Series A
   (AMBAC Insured)
5.00%      08/15/08                 4,675        4,861 (n)
Fort Worth
5.00%      02/15/08                 2,800        2,894
Harris Cnty., Series A,
   Prerefunded 8/15/04 @ 102
6.13%      08/15/04                15,000       16,467 (m)
Houston, Series B
   (AMBAC Insured)
5.75%      12/01/12                 5,000        5,763 (n)
   Series B (FGIC Insured)
5.25%      12/01/07                20,000       20,912 (n)
North Central Texas Hlth.
   Facility Dev. Corp.
5.13%      05/15/11                 4,500        4,501
Plano
4.88%      09/01/09                 1,500        1,538
San Antonio Independent
   School Dist., Series A
   (PSFG Insured)
5.38%      08/15/11                 6,250        6,678 (n)
Texas State Pub. Finance Auth.
   (AMBAC Insured)
5.00%      08/01/07                 5,740        5,948 (n)
Texas State Turnpike Auth.
5.00%      06/01/08                10,000      11,128
Univ. of Houston
   (MBIA Insured)
5.50%      02/15/10                 8,000        8,402 (n)
Univ. of Texas Permanent
   Univ. Fund
   (PUFG Insured)
4.75%      07/01/08                 1,000        1,025 (n)
Univ. of Texas
5.25%      08/15/14                 5,705        6,453
                                               113,920

UTAH -- 0.1%

Murray City (MBIA Insured)
4.75%      05/15/06                 2,285        2,292 (n)


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.



--------------------------------------------------------------------------------
                                       34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
VERMONT -- 0.8%

Univ. of Vermont & State
   Agricultural College
   (AMBAC Insured)
5.13%      10/01/12               $ 1,000    $   1,026 (n)
Vermont Edl. & Hlth. Buildings
   Financing Agency
5.00%      11/01/12                11,750       11,931
                                                12,957

VIRGINIA -- 2.2%

Chesapeake, Prerefunded
   5/01/04 @ 102 (St. Aid
   Withholding Insured)
6.00%      05/01/04                 2,150        2,327 (m,n)
Chesterfield Cnty. Indl.
   Dev. Auth.
5.88%      11/08/10                 3,000        3,086
Fairfax Cnty. Wtr. Auth.
5.00%      04/01/04                 2,500        2,583
Fredericksburg Indl. Dev.
   Auth., Series B
5.13%      06/15/12                 4,000        3,918
Norfolk (MBIA Insured)
5.88%      11/01/05                 1,920        2,136 (n)
Roanoke Indl. Dev. Auth.
   (MBIA Insured)
5.00%      07/01/03                 6,855        6,951 (n)
Univ. of Virginia
5.38%      06/01/03                 5,000        5,144
Virginia Commonwealth
   Transportation Board,
   Series A
5.75%      05/15/09                 1,945        2,146
Virginia Housing Dev. Auth.
   Commonwealth Mortgage,
   Series B
5.45%      07/01/10                 3,005        3,148
5.50%      07/01/10                 2,435        2,544
York Cnty. Indl. Dev. Auth.
5.50%      11/08/06                 3,500        3,673
                                                37,656

WASHINGTON -- 1.3%

King Cnty.
5.50%      12/01/13                10,000       11,505
Prerefunded 12/01/07 @ 102
5.80%      12/01/07                10,000       11,762 (m)
                                                23,267



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
WEST VIRGINIA -- 0.9%

West Virginia Economic
   Dev. Auth.
5.00%      11/01/12               $ 4,050    $   4,060
West Virginia Housing
   Dev. Fund,
   Series B
5.30%      05/01/11                 4,000        4,100
   Series C
5.35%      05/01/11                 4,490        4,602
West Virginia State Univ.
   (AMBAC Insured)
6.00%      04/01/03                 3,000        3,091 (n)
                                                15,853

WISCONSIN -- 1.7%

Wisconsin St. (AMBAC Insured)
5.75%      07/01/12                 5,000        5,757 (n)
   Series A
5.30%      07/01/10                 4,800        5,139
Wisconsin State Hlth. & Edl.
   Facilities Auth.
   (MBIA Insured)
5.25%      08/15/03 - 08/15/07     18,455       18,962 (n)
                                                29,858
TOTAL INVESTMENTS IN SECURITIES
   (COST $1,581,954)                         1,712,864


                                  NUMBER
                               OF SHARES         VALUE
----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.1%
----------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $1,877)                    1,877        1,877 (j)

OTHER ASSETS AND LIABILITIES,
   NET 0.6%                                      9,541
                                            ----------
NET ASSETS-- 100%                           $1,724,282
                                            ==========




--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               ELFUN INCOME FUND
--------------------------------------------------------------------------------




Q&A
ROBERT MACDOUGALL IS CHIEF INVESTMENT OFFICER AND LEAD PORTFOLIO MANAGER FOR GE ASSET MANAGEMENT'S FIXED INCOME INVESTMENT TEAM. BOB JOINED GEAM
IN 1986 AS VICE PRESIDENT. HE BECAME A SENIOR VICE PRESIDENT IN 1993 AND EXECUTIVE VICE PRESIDENT IN 1997. PRIOR TO JOINING GEAM, BOB HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. BOB RECEIVED BOTH HIS MASTERS AND BACHELOR IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. HOW DID THE ELFUN INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2002?

A. The Elfun Income Fund posted a total return of 10.24%, compared to a total return of 10.26% for the Lehman Brothers Aggregate Bond Index. The Fund's Lipper peer group, consisting of 380 Intermediate Taxable Bond funds, returned 8.14% for the same period.

Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE OVER THE ONE-YEAR PERIOD ENDING DECEMBER 31, 2002?

A. The U.S. economy rebounded in 2002 from the prior year's recession, supported by a drop in business inventory liquidation, consumer spending, and a strong housing market. Hopes of a typical post-recession boom were undermined by a hit to investor confidence brought on by corporate malfeasance, accounting scandals, and rising geopolitical risks, not to mention a soft labor market and a third year of negative equity returns. Interest rates fell significantly during the year, pushing bond prices up. The yield on the benchmark 10-year U.S. Treasury note hit a 44-year low in early October before drifting back up to end the year at 3.81%, down nearly 1.25%. Short-term interest rates fell further as investors preferred the safety of short maturity Treasury securities over riskier assets such as equities and corporate bonds. The Federal Reserve (the Fed) left their target for the Federal Funds rate unchanged until November when the rate was 0.50% to 1.25%, reflecting concern over the pace of the economic recovery.

    High quality assets performed best in 2002, led by commercial mortgage-backed securities (up 15.32%) and U.S. Treasuries (returning 11.79%). Corporate securities were heading for a disastrous yearly performance until they rebounded strongly in November, sparked in part by the Fed's rate cutting moves and Republicans winning control of Congress . The credit sector suffered from a record amount of "fallen angels" (issuers downgraded from investment grade to below investment grade). Several of the largest such events in history occurred last year, namely, Worldcom, Qwest, El Paso and Tyco.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Fund performance in 2002 benefited primarily from favorable security selection among corporate and mortgage-backed securities. Our defensive and well-diversified posture within our corporate holdings given the preponderance of negative event risk last year kept us clear of many poor performing issuers and prompted us to sell out of names such as Worldcom, Qwest and AOL before their prices significantly dropped due to ratings downgrades. Effective positioning in collateralized mortgage obligations and certain pass- through securities contributed to the performance of the Fund's overall position in mortgage-backed issues. Allocation shifts across the various sectors throughout the year also added to the Fund's return.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE BOND MARKET?

A. Over the next few quarters, we look for sub-par economic growth of approximately 2%, producing single digit earnings growth. Continued mortgage refinancing, despite high debt levels should support consumer spending, but business investment is expected to remain weak. Although further monetary stimulus in this environment is unlikely, fiscal stimulus will come in the form of tax cuts and spending (primarily military). Although a war with Iraq may dampen economic growth, the extent will depend on the duration of such a conflict. The biggest risk to our outlook develops if low growth depresses corporate profits, making debt service more onerous, leading to more cuts in employment, subsequently hurting confidence and consumer spending. A recession most likely would be accompanied by lower inflation, if not deflation. Although the risk of recession or deflation is real, we give it at most a moderate probability of occurrence.

    We cannot make a convincing case that interest rates will move significantly in either direction over the near term. Economic recovery typically pushes yields higher, however, geopolitical risks (war with Iraq, a renewed nuclear risk in North Korea) should help to prop up investor demand for the safety of U.S. Treasuries, limiting any upward trend in their yields. We, therefore, begin 2003 with a neutral interest rate sensitivity in the portfolio. We have lightened our exposure to mortgage-backed securities in favor of government agency debt. We continue to see value in commercial mortgage-backed securities and maintain our above-average position in that sector. Although corporate securities had a great fourth quarter, we remain cautious on the sector given our outlook for sub-par growth plus the added uncertainties of war. As was the case last year, security selection will likely be the key to the Fund's success.


                                            [PHOTO OF ROBERT MACDOUGALL OMITTED]

--------------------------------------------------------------------------------
                                       36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               ELFUN INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line graph omitted -- plot points as follows:]

                  Elfun Income Fund                         LB Aggregate
12/92                  10,000.00                             10,000.00
12/93                  10,971.87                             10,974.91
12/94                  10,716.16                             10,654.87
12/95                  12,667.49                             12,623.22
12/96                  13,175.60                             13,081.52
12/97                  14,437.45                             14,344.41
12/98                  15,662.52                             15,590.44
12/99                  15,565.52                             15,462.39
12/00                  17,294.44                             17,260.06
12/01                  18,672.34                             18,717.41
12/02                  20,588.10                             20,636.88



           AVERAGE ANNUAL TOTAL RETURN
     FOR THE PERIODS ENDED DECEMBER 31, 2002
------------------------------------------------
                     ONE      FIVE        TEN
                    YEAR      YEAR       YEAR
------------------------------------------------
Elfun Income Fund  10.24%     7.35%      7.49%

LB Aggregate       10.26%     7.55%      7.51%




--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
          A fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      *LIPPER PERFORMANCE COMPARISON

                     INTERMEDIATE TAXABLE BOND PEER GROUP

                    BASED ON AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE PERIODS ENDED 12/31/02

                                                 ONE    FIVE     TEN
                                                YEAR    YEAR    YEAR

     Fund's rank in peer group: .............    31      24      10

      Number of Funds in peer group: ........   380     196      71

      Peer group average annual total return:  8.14%   6.36%   6.67%

     Lipper categories in peer group:           INTERMEDIATE
                                                TAXABLE BOND


*SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.
--------------------------------------------------------------------------------


     QUALITY RATINGS AS OF DECEMBER 31, 2002
             AS A % OF MARKET VALUE
-------------------------------------------------

MOODY'S/S&P/                     PERCENTAGE OF
FITCH RATING+                     MARKET VALUE
-------------------------------------------------
Aaa                                    79.23%
-------------------------------------------------
Aa                                      4.72%
-------------------------------------------------
A                                       8.15%
-------------------------------------------------
Baa                                     7.68%
-------------------------------------------------
Ba                                      0.00%**
-------------------------------------------------
Other                                   0.22%
-------------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.




SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------------------------------
                                       37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                ELFUN INCOME FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $539,324


[Pie Chart omitted -- plot points as follows:]

Mortgage-Backed             29.2%
Asset-Backed and Other      28.0%
Corporate Notes             18.6%
U.S. Treasuries             13.9%
Federal Agencies            10.3%




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
BONDS AND NOTES -- 110.2%
-----------------------------------------------------------

U.S. TREASURIES -- 18.1%

U.S. Treasury Bonds
5.38%      02/15/31               $ 1,410   $    1,536 (k)
6.88%      08/15/25                 4,425        5,595 (h)
7.25%      05/15/16                 5,515        7,063 (h)
8.13%      08/15/19 - 08/15/21     10,160       14,216 (h)
10.38%     11/15/09                 2,820        3,272 (h)
10.63%     08/15/15                 1,995        3,222 (h)
                                                34,904
U.S. Treasury Notes
2.00%      11/30/04                10,315       10,401 (k)
2.13%      10/31/04                 4,000        4,045 (k)
2.88%      11/15/07                11,135       11,270 (k)
4.00%      11/15/12                 3,645        3,697 (k)
6.50%      02/15/10                 7,285        8,709 (k)
7.00%      07/15/06                 2,065        2,394 (h)
                                                40,516
TOTAL U.S. TREASURIES
   (COST $72,579)                               75,420

FEDERAL AGENCIES -- 13.3%

Federal Home Loan Bank System
2.50%      12/15/05                 8,835        8,902 (k)

Federal Home Loan Mortgage Corp.
3.25%      11/15/04                 2,160        2,221 (k)
4.50%      07/23/07                 3,210        3,310



                                PRINCIPAL
                                   AMOUNT        VALUE
----------------------------------------------------------
5.25%      01/15/06              $  5,445   $    5,914
6.00%      06/15/11                   910        1,030
6.63%      09/15/09                   865        1,014
7.00%      07/15/05                 2,880        3,230
                                                16,719
Federal National Mortgage Assoc.
2.88%      10/15/05                 4,245        4,329 (k)
3.50%      09/15/04                   860          887 (k)
4.00%      11/17/06                 1,305        1,326
5.00%      01/15/07 - 05/14/07     11,630       12,333 (h,k)
5.25%      08/14/06 - 08/01/12      5,965        6,173
7.13%      01/15/30                 3,775        4,679 (h)
                                                29,727
TOTAL FEDERAL AGENCIES
   (COST $53,704)                               55,348

AGENCY MORTGAGE BACKED -- 28.3%

Federal Home Loan Mortgage Corp.
6.00%      01/01/29 - 02/01/31        958          990
6.50%      07/01/29 - 06/01/30        397          413
7.00%      10/01/16 - 07/01/31        652          685
7.50%      01/01/08 - 03/01/32      1,710        1,819
8.00%      11/01/30                   100          108
                                                 4,015
Federal National Mortgage Assoc.
5.50%      03/01/14 - 03/01/16      2,863        2,981
6.00%      02/01/14 - 03/01/31      2,545        2,648
6.50%      02/01/14 - 11/01/32      4,384        4,589
7.00%      08/01/13 - 11/01/32      5,340        5,621
7.50%      08/01/13 - 09/01/32      7,706        8,174
8.00%      12/01/11 - 11/01/32      4,319        4,644
8.50%      04/01/30 - 11/01/31      1,587        1,697
9.00%      06/01/09 - 12/01/22      1,020        1,125
5.00%      TBA                      7,555        7,737 (c)
6.50%      TBA                     52,728       55,047 (c)
7.00%      TBA                     10,895       11,457 (c)
                                               105,720
Government National Mortgage Assoc.
6.50%      01/15/24 - 04/15/28      1,812        1,910
7.00%      03/15/12 - 04/15/28      1,674        1,789
7.50%      03/15/23 - 09/15/31      1,895        2,026
8.00%      06/15/27 - 06/15/30        806          868
8.50%      10/15/17                   424          469
9.00%      11/15/16 - 12/15/21        842          940
                                                 8,002
TOTAL AGENCY MORTGAGE BACKED
   (COST $115,447)                             117,737


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%

Collateralized Mortgage
   Obligation Trust (Class B)
1.71%      11/01/18                $  130  $       116 (d,f)

Federal Home Loan
   Mortgage Corp.
6.00%      09/15/23                   326          345
6.25%      01/15/23                   130          136
6.50%      05/15/32                   640          676
7.00%      02/15/31                 1,040        1,110
7.75%      03/15/22                   195          210
8.00%      04/15/20 - 07/01/24        274          133 (g)
17.32%     05/15/31                   243          291 (i)
                                                 2,901
Federal Home Loan Mortgage
   Corp. (Class H)
6.00%      12/15/08                   375          394 (h)

Federal Home Loan Mortgage
   Corp. (Class J)
6.50%      10/15/22                   400          424

Federal Home Loan Mortgage
   Corp. STRIPS
4.50%      08/01/27                    42           38 (d,f)

Federal National Mortgage Assoc.
5.50%      09/25/13                   540          563
7.50%      07/25/41                   364          396
12.25%     05/25/17 - 12/25/17      2,822        3,102 (i)
15.79%     03/25/17                 1,291        1,478 (i)
17.37%     06/15/31                   250          294 (i)
                                                 5,833
Federal National Mortgage
   Assoc. (Class A)
7.50%      11/25/31                   954        1,036

Federal National Mortgage
   Assoc. (Class B)
6.50%      01/25/23                   618          627

Federal National Mortgage
   Assoc. REMIC
5.00%      05/25/12                   417          429
7.50%      02/25/41                   674          732
17.85%     11/25/23                   184          187 (i)
                                                 1,348
Federal National Mortgage Assoc.
   REMIC (Class B)
3.14%      12/25/22                    93           81 (d,f)





                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Federal National Mortgage Assoc.
   REMIC (Class J)
1080.90%   03/25/22             $      0 *  $        4 (g)

Federal National Mortgage Assoc.
   REMIC (Class K)
1008.00%   05/25/22                    0 *           6 (g)
Federal National Mortgage
   Assoc. STRIPS
7.50%      11/01/23 - 01/01/24      1,576          247 (g)
8.00%      08/01/23 - 07/01/24        369           62 (g)
8.50%      03/01/17 - 07/25/22        301           50 (g)
9.00%      05/25/22                    97           17 (g)
                                                   376
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $13,487)                               13,184

ASSET-BACKED -- 14.8%

Advanta Mortgage Loan Trust
6.30%      07/25/25                    60           62
AESOP Funding II LLC
3.85%      10/20/06                   558          575 (b)
American Express Master
   Trust (Class A)
1.47%      05/15/06                 2,000        2,000 (i,o)
AmeriCredit Automobile
   Receivables Trust (Class A)
3.55%      02/12/09                   279          283
Ameriquest Mortgage
   Securities Inc.
1.73%      05/25/32                   815          814 (i)
Arran Master Trust (Class A)
1.55%      03/15/05                   250          250 (i,o)
Asset Backed Securities Corp.
   Home Equity
1.82%      10/15/32                 2,457        2,462 (i)
Asset Backed Securities Corp.
   Home Equity (Class A)
1.68%      06/15/31                   634          634 (i)
Bank One Issuance Trust
   (Class C)
3.76%      08/15/08                   608          613
CDC Mortgage Capital Trust
   (Class A)
1.91%      03/25/33                   998          999 (i,o)
Centex Home Equity
3.56%      06/25/25                   279          283
Chase Credit Card Master
   Trust (Class A)
1.49%      09/15/06                 2,000         2,000 (i,o)






--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Chase Funding Loan
   Acquisition Trust
5.39%      05/25/28                $  559   $      580
Citibank Credit Card Issuance
   Trust (Class A)
6.90%      10/15/07                   204         228
Citibank Credit Card Master
   Trust I (Class A)
6.05%      01/15/10                   274         306
Conseco Private Label Credit
   Card Master Note Trust (Class A)
1.70%      12/15/08                 4,000        3,800 (i)
Countrywide Asset-Backed
   Certificates
1.67%      07/25/31                   629          629 (i)
1.68%      05/25/32                   739          736 (i)
Countrywide Asset-Backed
   Certificates (Class A)
1.70%      08/25/32                   842          841 (i)
Daimler Chrysler Auto Trust
   (Class A)
3.85%      04/06/06                   420          432
Discover Card Master Trust I
   (Class A)
1.60%      09/18/07                 4,600        4,614 (i,o)
Equity One ABS Inc.
5.03%      10/25/32                   373          387
First USA Credit Card Master
   Trust (Class A)
1.57%      05/17/10                 1,500        1,503 (i,o)
Fleet Credit Card Master
   Trust II (Class A)
1.53%      09/15/05                 3,475        3,475 (i)
1.56%      04/15/10                 3,000        3,001 (i)
Ford Credit Auto Owner
   Trust (Class B)
4.79%      11/15/06                   552          577
HFC Home Equity Loan Asset
   Backed Certificates (Class A)
1.69%      04/20/32                 1,157        1,155 (i)
Household Automotive
   Trust (Class A)
1.72%      07/17/09                 3,500        3,508 (i)
Household Private Label Credit
   Card Master Note
   Trust I (Class A)
1.56%      06/16/08                   345          345 (i)
Long Beach Mortgage
   Loan Trust
1.74%      05/25/32                   834          809 (i)




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
MBNA Credit Card Master Note
   Trust (Class C)
4.05%      01/15/08                $  286  $       289
MBNA Master Credit Card Trust
   USA (Class A)
1.50%      11/15/05                 4,000        4,000 (i,o)
Mellon Bank Premium Finance
   Loan Master trust (Class A)
1.59%      06/15/06                 1,000        1,001 (i,o)
Merrill Lynch Home Equity Loan
1.60%      09/25/27                   224          222 (i)
Merrill Lynch Mortgage
   Investors Inc. (Class A)
1.94%      07/25/32                   496          496 (i,o)
Metris Master Trust (Class A)
1.63%      01/22/07                 2,000        1,990 (i,o)
1.68%      09/21/09                 2,500        2,433 (i,o)
Mid-State Trust
7.54%      07/01/35                   126          130
Novastar Home Equity Loan
1.68%      09/25/31                   749          747 (i)
Option One Mortgage Loan
   Trust (Class A)
1.69%      06/25/32                   871          869 (i)
Providian Gateway Master
   Trust (Class A)
1.64%      03/15/07                 1,050        1,050 (i,o)
Providian Master Trust (Class A)
1.59%      04/15/09                 1,000          995 (i,o)
Residential Asset Securities Corp.
1.63%      07/25/32                 1,093        1,088 (i)
Residential Funding Mortgage
   Securities II (Class A)
1.52%      04/25/16                   273          273 (i)
Saxon Asset Securities Trust
   (Class A)
1.82%      12/25/32                 1,242        1,242 (i)
Sears Credit Account Master
   Trust (Class A)
1.55%      08/18/09                 4,000        3,976 (i)
1.82%      11/17/09                   500          500 (i,o)
West Penn Funding LLC
   Transition Bonds (Class A)
6.81%      09/25/08                   242          266
World Financial Network Credit
   Card Master Trust (Class A)
1.66%      06/16/08                 2,000        2,001 (i,o)
TOTAL ASSET-BACKED
   (COST $61,632)                               61,469









--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
CORPORATE NOTES -- 24.0%

Abbott Laboratories
5.13%      07/01/04                $1,050   $    1,105
Aetna Inc. /Old
6.97%      08/15/36                   365          405
AIG SunAmerica Global
   Financing IX
6.90%      03/15/32                   445          518 (b)
Albertson's Inc.
7.50%      02/15/11                   360          415
8.00%      05/01/31                   160          188
Allstate Financial Global Funding
5.25%      02/01/07                   605          647 (b)
Amerada Hess Corp.
7.88%      10/01/29                   580          667
Anadarko Petroleum Corp.
5.00%      10/01/12                   325          328
Anheuser-Busch Cos. Inc.
6.50%      02/01/43                 1,085        1,214
AOL Time Warner Inc.
6.88%      05/01/12                   150          158
Appalachian Power Co. (Series C)
6.60%      05/01/09                   480          501
Appalachian Power Co. (Series E)
4.80%      06/15/05                   395          387
AT&T Corp.
6.38%      03/15/04                   410          420
7.80%      11/15/11                   140          153
Autozone Inc
5.88%      10/15/12                   540          558
Bank of America Corp.
7.40%      01/15/11                   730          861
Bank One Corp.
6.50%      02/01/06                 1,085        1,199
BB&T Corp.
4.75%      10/01/12                   200          201
BCI US Funding Trust
8.01%      12/29/49                   200          219 (b,i)
Bellsouth Capital Funding
7.88%      02/15/30                   350          430
Boston Edison Co.
4.88%      10/15/12                   410          413
Brascan Corp.
7.13%      06/15/12                   445          477
British Telecommunications PLC.
8.38%      12/15/10                   295          354
Bunge Ltd. Finance Corp.
7.80%      10/15/12                   355          351 (b)




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Burlington Northern
   Santa Fe Corp.
7.29%      06/01/36              $    365  $       423
Burlington Resources
   Finance Co.
7.20%      08/15/31                   275          314
Campbell Soup Co.
5.50%      03/15/07                   405          438
Cargill Inc.
6.38%      06/01/12                   720          806 (b)
Centerior Energy Corp. (Series B)
7.67%      07/01/04                   640          666
CIT Group Inc.
5.50%      11/30/07                   550          563
Citigroup Inc.
5.70%      02/06/04                 1,600        1,669
7.25%      10/01/10                   770          887
Coca-Cola Enterprises Inc.
6.70%      10/15/36                   550          602
Conagra Foods Inc.
7.00%      10/01/28                   275          312
7.13%      10/01/26                   390          441
7.88%      09/15/10                   200          240
Conoco Inc.
5.90%      04/15/04                 2,310        2,430
6.95%      04/15/29                   265          299
ConocoPhillips
5.90%      10/15/32                   555          552 (b)
9.38%      02/15/11                   375          486
Consolidated Edison Co.
   of New York
5.63%      07/01/12                   585          625
Countrywide Home Loans Inc.
4.25%      12/19/07                   720          730
COX Communications Inc.
7.13%      10/01/12                   405          449
CSX Corp.
7.25%      05/01/04                   180          191
Darden Restaurants Inc.
7.13%      02/01/16                   565          635
Dominion Resources Inc./
   VA (Series A)
6.00%      01/31/03                   505          506
Duke Energy Corp.
5.38%      01/01/09                   430          427
Entergy Gulf States Inc.
6.00%      12/01/12                   410          414
EOP Operating LP
7.00%      07/15/11                   260          283
7.75%      11/15/07                   585          665



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Equitable Resources Inc.
5.15%      11/15/12                $  415  $       416 (b)
Equity Residential
6.63%      03/15/12                 1,035        1,116
European Investment Bank
4.63%      03/01/07                   700          746
Ford Motor Co.
7.45%      07/16/31                 1,160        1,004
Ford Motor Credit Co.
7.38%      10/28/09                   935          921
7.50%      03/15/05                   385          393
7.60%      08/01/05                   150          153
FPL Group Capital Inc.
7.38%      06/01/09                   890        1,018
Fred Meyer Inc. Holding Co.
7.38%      03/01/05                   455          494
General Mills Inc.
5.13%      02/15/07                   615          653
General Motors Acceptance Corp.
2.56%      01/20/04                 1,000          986 (i,o)
5.75%      11/10/03                   780          793
5.80%      03/12/03                   480          483
6.13%      09/15/06 - 01/22/08        770          779
7.25%      03/02/11                   165          167
Georgia Power Co.
4.88%      07/15/07                   530         560
Golden West Financial Corp.
4.75%      10/01/12                   405         407
Goldman Sachs Group Inc.
6.60%      01/15/12                   375         415
HJ Heinz Finance Co.
6.00%      03/15/12                   250          281 (b)
7.25%      03/15/32                   275          304
Household Finance Corp.
2.91%      12/16/04                   400          400 (i)
6.38%      11/27/12                   690          732
HSBC Capital Funding LP/
   Channel Islands
9.55%      12/31/49                   585          720 (i)
Hudson United Bank/
   Mahwah NJ
7.00%      05/15/12                   690          779
Hyatt Equities LLC
6.88%      06/15/07                   315          314 (b)
Hydro Quebec
8.25%      04/15/26                 1,365        1,808
International Business
   Machines Corp.
1.55%      09/10/04                 1,000        1,000 (i)
4.75%      11/29/12                   275          276




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
International Paper Co.
6.88%      04/15/29                $  600  $       633
Israel Electric Corp. Ltd.
8.10%      12/15/96                    90           79 (b)
John Deere Capital Corp.
4.13%      07/15/05                   550          574
John Hancock Funds/USA
6.50%      03/01/11                   580          628
John Hancock Global
   Funding II
5.63%      06/27/06                   590          633
Kellogg Co. (Series B)
6.60%      04/01/11                   200          226
7.45%      04/01/31                   560          679
Keycorp.
4.63%      05/16/05                 1,110        1,156
KFW International Finance
4.75%      01/24/07                 1,245        1,337
Kinder Morgan Inc.
6.50%      09/01/12                   415          434 (b)
Kraft Foods Inc.
5.25%      06/01/07                 1,610        1,739
Kroger Co.
8.00%      09/15/29                   395          462
Lehman Brothers Holdings Inc.
5.88%      11/15/17                   415          419
Lockheed Martin Corp.
8.50%      12/01/29                   590          785
Loral Corp.
8.38%      06/15/24                   390          499
Marathon Oil Corp.
6.80%      03/15/32                   790          816
Masco Corp.
5.88%      07/15/12                   530          560
6.75%      03/15/06                   650          706
Metropolitan Life Global
   Funding I
4.75%      06/20/07                   470          494
Monumental Global
   Funding III (Series A)
5.20%      01/30/07                   510          540 (b)
Morgan Stanley
7.13%      01/15/03                   410          411
Murphy Oil Corp.
7.05%      05/01/29                   330          364
Nabisco Inc.
6.13%      02/01/33                   370          371 (i)
National Rural Util Coop Fin
6.00%      05/15/06                 1,280        1,380




--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
NB Capital Trust IV
8.25%      04/15/27                  $440  $       510
Newell Rubbermaid Inc.
4.63%      12/15/09                   340          347
News America Inc.
7.63%      11/30/28                   405          409
Nisource Finance Corp.
7.88%      11/15/10                   275          302
Nordic Investment Bank
2.75%      01/11/06                   690          699
Norfolk Southern Corp.
6.00%      04/30/08                   375          406
North Fork Bancorporation Inc.
5.88%      08/15/12                   330          352 (b)
Northern Natural Gas
5.38%      10/31/12                   275          275 (b)
Occidental Petroleum Corp.
8.45%      02/15/29                   400          515
Ocean Energy Inc.
4.38%      10/01/07                   405          411
Oncor Electric Delivery Co.
7.25%      01/15/33                   165          169 (b)
Pall Corp.
6.00%      08/01/12                   415          444 (b)
Pemex Finance Ltd.
9.03%      02/15/11                   710          834
Pemex Project Funding
   Master Trust
7.38%      12/15/14                   520          533 (b)
Pepsi Bottling Holdings Inc.
5.38%      02/17/04                   700          729 (b)
Petroleos Mexicanos
9.50%      09/15/27                 1,090        1,253
Potash Corp of Saskatchewan
7.75%      05/31/11                   270          313
PP&L Capital Funding Inc.
7.75%      04/15/05                   250          263
Praxair Inc.
6.63%      10/15/07                   135          152
Procter & Gamble - Esop
   (Series A)
9.36%      01/01/21                   415          575
Procter & Gamble Co.
4.75%      06/15/07                   620          664
Progress Energy Inc.
5.85%      10/30/08                   390          412
6.55%      03/01/04                   350          363
7.75%      03/01/31                   360          408
PSEG Power LLC.
6.95%      06/01/12                   265          269







                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
PSI Energy Inc.
6.65%      06/15/06                  $330   $      357
Quest Diagnostics
6.75%      07/12/06                   260          281
7.50%      07/12/11                   270          306
Raytheon Co.
6.75%      08/15/07                   395          438
7.90%      03/01/03                   855          861
Royal Bank of Scotland
   Group PLC.
7.65%      08/31/49                   175          202 (i)
8.82%      03/31/49                   665          746
Royal Bank of Scotland
   Group PLC. ADR
9.12%      03/31/49                   420          518
Safeway Inc.
6.15%      03/01/06                   875          936
Sara Lee Corp.
6.13%      11/01/32                   140          147
Scripps Co. (E.W.)
5.75%      07/15/12                   400          435
Simon Property Group LP
6.75%      07/15/04                   410          432
Southtrust Bank NA
7.00%      11/15/08                   205          236
Southwestern Electric Power
   (Series B)
4.50%      07/01/05                   320          314
Sprint Capital Corp.
6.00%      01/15/07                   435          409
6.13%      11/15/08                   610          555
Tele-Communications-TCI Group
9.80%      02/01/12                   800          950
Tenet Healthcare Corp.
5.38%      11/15/06                   615          560
The Bear Stearns Cos. Inc.
5.70%      01/15/07                   260          281
TRW Inc.
6.63%      06/01/04                   410          433
Turner Broadcasting System Inc.
8.38%      07/01/13                   560          635
Tyson Foods Inc.
6.63%      10/01/04                   275          292
8.25%      10/01/11                   395          470
UBS Preferred Funding Trust I
8.62%      10/29/49                   405          489 (i)
Unilever Capital Corp.
5.90%      11/15/32                   195          201
Union Carbide Corp.
6.79%      06/01/25                   265          277


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Union Pacific Corp.
5.75%      10/15/07                $  660   $      721
5.84%      05/25/04                   405          426
6.79%      11/09/07                   290          329
7.38%      09/15/09                   380          446
Union Planters Bank NA
5.13%      06/15/07                   520          555
United Dominion Realty
   Trust Inc.
6.50%      06/15/09                   390          413
Valero Energy Corp.
6.88%      04/15/12                   125          131
Verizon Florida Inc. (Series F)
6.13%      01/15/13                   405          433
Verizon Global Funding Corp.
7.75%      12/01/30                 1,205        1,392
Verizon Pennsylvania (Series A)
5.65%      11/15/11                   240          251
Viacom Inc.
5.63%      08/15/12                   505          540
7.75%      06/01/05                   795          889
Vodafone Group PLC.
6.25%      11/30/32                   115          114
Wachovia Corp.
4.95%      11/01/06                   715          765
Walt Disney Co.
5.38%      06/01/07                   395          419
6.20%      06/20/14                   395          427
Washington Mutual Bank FA
5.50%      01/15/13                   410          420
Washington Mutual Inc.
5.63%      01/15/07                   525          565
Wells Fargo & Co.
1.46%      10/01/04                 1,000        1,001 (i)
5.25%      12/01/07                   850          918
Wendy's International Inc.
6.20%      06/15/14                   875          968
Weyerhaeuser Co.
5.50%      03/15/05                   655          686
6.13%      03/15/07                   495          531
Wisconsin Energy Corp.
5.88%      04/01/06                   405          436
Wyeth
5.88%      03/15/04                   410          427
Yale University
7.38%      04/15/96                   275          326

TOTAL CORPORATE NOTES
   (COST $94,904)                              100,162




                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.4%

Bear Stearns Commercial
   Mortgage Securities
4.83%      08/15/38                $  285   $      290
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.06%      11/15/16                   242          255
6.48%      02/15/35                   100          113
Bear Stearns Commercial
   Mortgage Securities (Class B)
6.20%      02/14/31                    55           61
Chase Commercial Mortgage
   Securities Corp. (Class A)
6.03%      11/18/30                   350          376
6.39%      11/18/30                   718          803
Citicorp Mortgage Securities Inc.
6.13%      08/25/32                   174          182 (i)
Citicorp Mortgage Securities Inc.
   (Class B)
6.13%      08/25/32                   412          433 (i)
COMM (Class A)
6.46%      02/16/34                   256          28 (b)
CS First Boston Mortgage
   Securities Corp. (Class A)
5.11%      09/15/34                   167          178
6.13%      04/15/37                   520          575
DLJ Commercial Mortgage Corp.
6.24%      11/12/31                   961        1,069
First Horizon Asset Securities Inc.
   (Class B)
6.25%      09/25/32                   384          397
First Union-Lehman Brothers-
   Bank of America (Class A)
6.56%      11/18/35                   800          904
Granite Mortgages PLC.
2.00%      01/21/43                 2,500        2,499 (i)
GS Mortgage Securities Corp. II
6.86%      07/13/30                   687          718 (i)
Impac CMB Trust (Class A)
1.70%      08/25/32                   448          447 (i)
1.85%      11/25/32                   742          742 (i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%      11/15/35                   225          255
LB Commercial Conduit
   Mortgage Trust (Class A)
6.78%      06/15/31                   220          251



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
LB-UBS Commercial
   Mortgage Trust
4.07%      03/15/34                $2,116   $       69 (b,d,g,i)
6.23%      03/15/26                   371          414
6.53%      07/14/16                   219          245 (b)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%      12/15/30                   832          923
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%      07/14/16                   103          115 (b)
Lehman Large Loan (Class A)
6.84%      10/12/34                   400          427
Master Asset Securitization Trust
6.31%      09/25/32                   299          303 (i)
Merrill Lynch Mortgage
   Investors Inc. (Class A)
1.74%      05/25/33                 3,121        3,113 (i)
Morgan Stanley Capital I (Class A)
6.34%      07/15/30                   111          120
Morgan Stanley Capital I (Class D)
6.91%      07/15/30                   300          343 (i)
Morgan Stanley Dean Witter
   Capital I
3.83%      10/15/35                 3,544          127 (b,d,g,i)
3.94%      04/15/34                 2,283           89 (b,d,g,i)
1.59%      02/01/31                   365           22 (b,g,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
5.90%      10/15/35                   600          653
5.98%      02/01/31 - 01/15/39        895          971
6.01%      07/15/33                    47           51
6.39%      10/15/35                   500          563
6.54%      02/01/31                   546          615
Morgan Stanley Dean Witter
   Capital I (Class B)
6.55%      07/15/33                    60           68
Residential Asset Securitization Trust
1.05%      08/25/30                   885           15 (g,i)
Residential Asset Securitization
   Trust (Class A)
1.57%      07/25/18                   533          533 (i)
Salomon Brothers Mortgage
   Securities VII
7.00%      07/25/24                 1,132        1,094 (i)
Sequoia Mortgage Trust (Class A)
1.87%      12/20/32                   496          493 (i)
Structured Asset Mortgage
   Investments Inc. (Class A)
1.84%      02/19/33                 2,493        2,473 (i)



                                PRINCIPAL
                                   AMOUNT        VALUE
-----------------------------------------------------------
Structured Asset Securities
   Corp. (Class X)
1.78%      02/25/28                $1,561   $       96 (g,i)
TIAA Retail Commercial
   Trust (Class A)
6.56%      06/19/26                   100          112  (b)
Wachovia Bank Commercial
   Mortgage Trust
1.84%      03/15/15                   710          710  (b,i)
1.94%      03/15/15                   530          530  (b,i)
2.32%      03/15/15                   350          350  (b,i)
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $25,648)                               26,469

SOVEREIGN BONDS -- 2.1%

Canadian Government Bond
5.25%      11/05/08                   540          598
Finland Government
   International Bond
4.75%      03/06/07                   865          932
New Brunswick Province of
3.50%      10/23/07                   415          422
Ontario Electricity Financial Corp.
7.45%      03/31/13                   640          800
Province of British
   Columbia/Canada
4.63%      10/03/06                   710          757
Province of Manitoba
4.25%      11/20/06                   625          659
Province of Ontario
3.50%      09/17/07                   410          418
5.13%      07/17/12                   140          150
7.38%      01/27/03                   540          542
Province of Quebec
5.00%      07/17/09                   995        1,066
7.50%      09/15/29                   145          182
Province of Saskatchewan/Canada
7.38%      07/15/13                   275          340
8.00%      02/01/13                   165          212
Region of Lombardy
5.80%      10/25/32                   550          575
Republic of Italy
4.38%      10/25/06                   620          656
4.63%      06/15/05                   620          657
TOTAL SOVEREIGN BONDS
   (COST $8,020)                                 8,966
TOTAL BONDS AND NOTES
   (COST $445,421)                             458,755



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                  NUMBER
                                OF SHARES        VALUE
----------------------------------------------------------

PREFERRED STOCKS -- 0.0%**
----------------------------------------------------------

DOMESTIC PREFERRED -- 0.0%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $164)                        155  $       151 (b)
TOTAL INVESTMENTS IN SECURITIES
   (COST $445,585)                             458,906

----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.3%
----------------------------------------------------------
GEI Short-Term
   Investment Fund                 75,418       75,418 (j,o)

                                PRINCIPAL
                                   AMOUNT       VALUE
-----------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 1.2%

Bayerische Hypo-und
   Vereinsbank AG
2.25%      01/10/03                $3,900        3,900
Dexia Bank Belgium
2.25%      01/21/03                 1,100        1,100
                                                 5,000
TOTAL SHORT-TERM INVESTMENTS
   (COST $80,418)                               80,418

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (29.5)%                                (122,759)
                                              --------

NET ASSETS-- 100%                             $416,565
                                              ========


OTHER INFORMATION
-----------------------------------------------------------
The Elfun Income Fund had the following short futures contracts open at December 31, 2002.

                              NUMBER    CURRENT
                  EXPIRATION    OF     NOTIONAL  UNREALIZED
DESCRIPTION          DATE    CONTRACTS   VALUE  DEPRECIATION
-------------------------------------------------------------
U.S. Treasury
   10 yr. Futures March 2003    22     $(2,531)  $    (83)
U.S. Treasury
   5 yr. Futures  March 2003    48     $(5,436)      (138)
                                                 --------
                                                 $   (221)
                                                 ========





--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       46
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------


Q&A

DONALD J. DUNCAN IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE IS PORTFOLIO MANAGER OF THE ELFUN MONEY MARKET FUND AND HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE THE FUND'S INCEPTION. MR. DUNCAN JOINED GE ASSET MANAGEMENT IN 1988 IN TRADE SUPPORT AND HELD SEVERAL POSITIONS INCLUDING MUTUAL FUND CONTROLLER. HE WAS APPOINTED INVESTMENT MANAGER SHORT TERM SECURITIES IN 1990 AND VICE PRESIDENT - MONEY MARKETS IN 2002.

Q. HOW DID THE ELFUN MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2002?

A. The Elfun Money Market Fund posted a total return of 1.91% for the one-year period ended December 31, 2002 versus a return of 1.62% for the 90-day Treasury bill. The Lipper peer group, representing 392 Money Market funds posted an average return of 1.00% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed its benchmark primarily due to favorable yield curve management. The average maturity of the Fund was lengthened early in the fourth quarter in expectation of an interest rate cut by the Federal Reserve (the Fed). When the Fed did, in fact, lower the Federal Funds rate by 0.50% in November, short-term interest rates declined, benefiting price performance of longer maturity issues, which helped the Fund's performance.




                               [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
                                       47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


            Elfun Money Market Fund                   90 Day U.S. T-Bill
12/92               10,000.00                             10,000.00
12/93               10,330.94                             10,306.50
12/94               10,762.24                             10,756.15
12/95               11,388.96                             11,364.92
12/96               11,985.02                             11,949.64
12/97               12,637.84                             12,571.02
12/98               13,319.22                             13,187.76
12/99               14,000.33                             13,817.76
12/00               14,896.85                             14,646.21
12/01               15,517.11                             15,151.09
12/02               15,814.62                             15,396.82



            AVERAGE ANNUAL TOTAL RETURN
     FOR THE PERIODS ENDED DECEMBER 31, 2002
--------------------------------------------------
                         ONE     FIVE      TEN
                        YEAR     YEAR     YEAR
--------------------------------------------------
Elfun Money Market Fund 1.91%    4.59%   4.69%


90 Day U.S. T-Bill      1.62%    4.14%   4.41%



--------------------------------------------------------------------------------
               *LIPPER PERFORMANCE COMPARISON

                    MONEY MARKET PEER GROUP

             BASED ON AVERAGE ANNUAL TOTAL RETURNS
               FOR THE PERIODS ENDED 12/31/02

                                            ONE    FIVE    TEN
                                           YEAR    YEAR   YEAR

   Fund's rank in peer group: ...........     4       3       1

   Number of Funds in peer group: .......   392     265     148

   Peer group average annual total return: 1.00%   3.90%   4.18%

   Lipper categories in peer group:              MONEY MARKET


* SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.
--------------------------------------------------------------------------------


         FUND YIELD AT DECEMBER 31, 2002
-------------------------------------------------

                                      IBC
                         FUND      MONEY FUND
-------------------------------------------------
  7-day current         1.41%+        0.88%
-------------------------------------------------
  7-day effective        1.42%        0.88%
-------------------------------------------------



CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE ELFUN MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.






--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
             A fund designed for investors who seek a high level of
          current income consistent with prudent investment management and the preservation of capital by investing primarily
        in short-term, U.S. dollar denominated money market instruments.
--------------------------------------------------------------------------------


AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2002.

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.





--------------------------------------------------------------------------------
                                       48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------
MARKET VALUE OF $378,926


[Pie Chart omitted -- plot points as follows:]

Commercial Paper              48.2%
U.S. Governments              25.7%
Certificates of Deposits      16.4%
Repurchase Agreements          9.7%
Time Deposits                  0.0%**



                                PRINCIPAL    AMORTIZED
                                   AMOUNT        COST
----------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.9%
----------------------------------------------------------

U.S. GOVERNMENTS -- 25.7%

U.S. AGENCIES

Federal Agricultural
   Mortgage Corp.
1.71%      1/10/03 - 01/16/03     $11,700  $    11,695 (d)

Federal Home Loan Bank
1.67%      02/28/03                 3,430        3,421 (d)

Federal Home Loan
   Mortgage Corp.
1.20%      01/28/03                 3,000        2,997 (d)
1.28%      01/02/03                12,950       12,950 (d)
1.31%      05/22/03                 5,450        5,422 (d)
1.90%      06/19/03                   800          793 (d)
2.36%      04/25/03                 5,000        4,963 (d)
2.81%      03/27/03                 5,500        5,464 (d)
                                                32,589

Federal National
   Mortgage Assoc.
1.28%      04/15/03                 3,080        3,069 (d)
1.34%      09/19/03                 2,254        2,232 (d)
1.51%      10/17/03                 2,500        2,470 (d)
1.59%      01/10/03                15,360       15,356 (i)
1.65%      03/19/03                 6,470        6,448 (d)
1.67%      4/4/03-04/19/03          9,800        9,749 (d)
                                                39,324




                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
----------------------------------------------------------
Federal Home Loan
   Bank System
2.50%      11/14/03               $10,380   $   10,452

TOTAL U.S.GOVERNMENTS
   (COST $97,481)                               97,481

COMMERCIAL PAPER -- 48.2%

ABN Amro Bank
1.33%      01/06/03                15,130       15,127
Bank One Corp.
1.34%      02/03/03                15,140       15,121
Barclays PLC.
1.32%      02/27/03                15,150       15,118
Canadian Imperial Bank
   of Commerce
1.32%      02/07/03                15,280       15,259
Citicorp
1.32%      02/10/03                15,200       15,178
CS First Boston
1.72%      01/08/03                15,380       15,375
Goldman Sachs Group LP
1.70%      01/13/03                15,350       15,341
JP Morgan Chase
1.70%      01/15/03                15,380       15,370
Merrill Lynch & Co. Inc.
1.70%      01/10/03                15,430       15,423
Morgan Stanley Dean
   Witter Dis
1.35%      01/21/03                15,110       15,099
Societie Generale
1.34%      02/18/03                15,170       15,143
UBS AG
1.35%      01/03/03                15,120       15,119

TOTAL COMMERCIAL PAPER
   (COST $182,673)                             182,673

REPURCHASE AGREEMENTS -- 9.7%

Nesbit Burns - Bank of Montreal
   1.25% dated 12/31/02,
   to be repurchased at $36,635
   on 01/02/03, collaterized by
   $36,650 Government Agency
   Bonds, 5.5 and 5.75 for a total
   of 11.25% maturing 03/15/11
   and 02/15/08 (value $37,383)
   (COST $36,650)                  36,650       36,650


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             ELFUN MONEY MARKET FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------



                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
-----------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 16.3%

Abbey National PLC
1.76%      01/30/03               $15,590  $    15,590
Bank of Montreal
1.62%      01/29/03                15,750       15,750
Bayerische Hypo-und
   Vereinsbank AG
1.79%      01/16/03                15,500       15,500
Dexia Bank Belgium
1.36%      01/07/03                15,120       15,120
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $61,960)                               61,960

TIME DEPOSIT -- 0.0%**

State Street Bank
1.19%      01/02/03
   (COST $162)                        162          162
TOTAL SHORT-TERM INVESTMENTS
   (COST $378,926)                             378,926

OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                       (464)
                                              --------
NET ASSETS-- 100%                             $378,462
                                              ========


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

--------------------------------------------------------------------------------
                                       50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------



Information on the preceding performance pages relating to the Funds' one year total return and top ten holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International Europe, Australasia, Fare East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), and the Lehman Brothers Municipal Bond Index (LBMI) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. MSCI World Index is a composite of 1,517 securities traded in 23 developed markets of the world. The MSCI EAFE is a composite of 1,023 foreign securities traded in 21 developed markets representing Europe, Australasia, and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI is a composite of investment grade, fixed-rate municipal bonds and is considered to be representative of the municipal bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,144 taxable money market funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.





--------------------------------------------------------------------------------
                                       51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to $664; $2,473; $12,532; and $11,039 or 0.5%, 1.3%, 0.7% and 2.6% of net
    assets for the Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2002, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2002.

(j) GE Asset Management Incorporated ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

(k) All or a portion of the security is out on loan.

(l) Escrowed to maturity. Bonds are collateralized by U.S Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m) Prerefunded. Bonds are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n) The security is insured by FGIC, MBIA, AMBAC, or FSA. The Elfun Tax-Exempt Income Fund had insurance concentrations of 5% or greater as of December 31, 2002 (as a percentage of net assets) as follows:

                  MBIA              23.8%
                  AMBAC             15.1%

(o) All or a portion of the security purchased with collateral from securities lending.

*   Principal amount is less than $500.

**  Less than 0.01%.

The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.

ABBREVIATIONS:
   ADR     --    American Depositary Receipt
   AMBAC   --    AMBAC Indemnity Corporation
   FGIC    --    Financial Guaranty Insurance Corporation
   FSA     --    Financial Security Assurance
   GDR     --    Global Depositary Receipt
   HUD     --    Housing and Urban Development
   MBIA    --    Municipal Bond Investors Assurance Corporation
   PSFG    --    Permanent School Fund Guaranteed
   PUFG    --    Permanent University Fund Guaranteed
   Regd.   --    Registered
   REMIC   --    Real Estate Mortgage Investment Conduit
   SDR     --    Special Drawing Rights
   STRIPS  --    Separate Trading of Registered Interest and Principal of
                 Securities



--------------------------------------------------------------------------------
                                       52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                        SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:



ELFUN INTERNATIONAL EQUITY FUND                          2002        2001         2000          1999         1998
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................... $14.82      $18.68       $24.32       $19.60        $17.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.19        0.30         0.37         0.26          0.26
   Net realized and unrealized
      gains (losses) on investments .................    (3.16)      (3.87)       (2.61)        7.30          2.69
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (2.97)      (3.57)       (2.24)        7.56          2.95
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.19        0.27         0.34         0.23          0.22
   Net realized gains ...............................       --        0.02         3.06         2.61          0.13
   Return of capital ................................     0.03          --           --           --           --
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.22        0.29         3.40         2.84          0.35
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $11.63      $14.82       $18.68       $24.32        $19.60
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................   (20.03)%    (19.07)%      (8.97)%      38.90%        17.36%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ...........   $146,832    $194,306     $269,486    $292,334     $207,466
   Ratios to average net assets:
      Net investment income .........................      1.33%       1.74%        1.55%       1.22%        1.32%
      Expenses ......................................      0.63%       0.26%        0.15%       0.20%        0.31%
   Portfolio turnover rate ..........................        44%         53%          59%         67%          54%
--------------------------------------------------------------------------------------------------------------------

ELFUN TRUSTS                                             2002        2001         2000          1999         1998
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................   $60.19       $67.52       $69.81        $62.58       $55.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.46         0.50         0.66          0.63         0.83
   Net realized and unrealized
      gains (losses) on investments .................   (12.46)       (4.53)        3.43         11.64        11.93
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......   (12.00)       (4.03)        4.09         12.27        12.76
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.47         0.50         0.66          0.62         0.83
   Net realized gains ...............................     1.23         2.80         5.72          4.42         5.16
   Return of capital ................................     0.02           --           --            --           --
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     1.72         3.30         6.38          5.04         5.99
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $46.47       $60.19       $67.52        $69.81       $62.58
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................   (19.91)%      (5.98)%       5.89%        19.74%       22.94%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ........... $1,986,967   $2,552,776  $2,792,861    $2,758,535   $2,368,878
   Ratios to average net assets:
      Net investment income .........................      0.85%        0.79%       0.92%         0.91%        1.35%
      Expenses ......................................      0.17%        0.16%       0.10%         0.12%        0.12%
   Portfolio turnover rate ..........................        11%           9%         12%           11%          15%


--------------
See Notes to Financial Highlights and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       53
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                         SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:


ELFUN DIVERSIFIED FUND                                    2002         2001         2000         1999          1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................   $18.39       $20.01       $21.12        $20.18       $19.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.43         0.56         0.69          0.60         0.61
   Net realized and unrealized
      gains (losses) on investments .................    (2.12)       (1.10)        0.45          2.22         2.66
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (1.69)       (0.54)        1.14          2.82         3.27
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.45         0.57         0.70          0.59         0.60
   Net realized gains ...............................       --         0.51         1.55          1.29         1.65
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.45         1.08         2.25          1.88         2.25
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $16.25       $18.39       $20.01        $21.12       $20.18
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................    (9.15)%      (2.73)%       5.46%        14.04%       17.14%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ...........   $194,980     $212,490    $217,074      $208,128     $177,582
   Ratios to average net assets:
      Net investment income .........................      2.42%        2.92%       3.18%         2.83%        3.00%
      Expenses ......................................      0.32%        0.21%       0.15%         0.20%        0.25%
   Portfolio turnover rate ..........................       123%         109%        105%           98%         126%
---------------------------------------------------------------------------------------------------------------------


ELFUN TAX-EXEMPT INCOME FUND                              2002         2001         2000         1999          1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................   $11.60       $11.68       $10.98        $11.98       $11.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.59         0.60         0.62          0.61         0.62
   Net realized and unrealized
      gains (losses) on investments .................     0.51        (0.06)        0.70         (0.96)        0.10
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     1.10         0.54         1.32         (0.35)        0.72
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.59         0.60         0.62          0.61         0.62
   Net realized gains ...............................     0.06         0.02           --          0.04         0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.65         0.62         0.62          0.65         0.67
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $12.05       $11.60       $11.68        $10.98       $11.98
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................     9.71%        4.70%       12.37%        (3.01)%       6.21%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ...........$1,724,282   $1,590,697   $1,548,384    $1,365,181   $1,486,373
   Ratios to average net assets:
      Net investment income .........................     4.99%        5.13%        5.47%         5.31%        5.18%
      Expenses ......................................     0.10%        0.14%        0.09%         0.14%        0.10%
   Portfolio turnover rate ..........................       22%          22%          22%           24%          18%


--------------
See Notes to Financial Highlights and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       54
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                         SELECTED DATA BASED ON A UNIT OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:


ELFUN INCOME FUND                                         2002        2001          2000         1999         1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................   $11.27       $11.10       $10.72        $11.56       $11.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................     0.53         0.68         0.74          0.73         0.72
   Net realized and unrealized
      gains (losses) on investments .................     0.60         0.18         0.40         (0.80)        0.24
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     1.13         0.86         1.14         (0.07)        0.96
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.55         0.69         0.76          0.73         0.75
   Net realized gains ...............................     0.07           --           --          0.04         0.26
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.62         0.69         0.76          0.77         1.01
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $11.78       $11.27       $11.10        $10.72       $11.56
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................    10.24%        7.97%       11.11%        (0.62)%       8.49%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ...........  $416,565     $336,747     $285,477       $267,981    $274,082
   Ratios to average net assets:
      Net investment income .........................     4.59%        5.94%        6.83%          6.55%       6.12%
      Expenses ......................................     0.24%        0.19%        0.16%          0.18%       0.22%
   Portfolio turnover rate ..........................      317%         238%         221%           211%        216%
---------------------------------------------------------------------------------------------------------------------

ELFUN MONEY MARKET FUND                                   2002        2001          2000         1999         1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................    $1.00        $1.00        $1.00         $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.02         0.04         0.06          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .............     0.02         0.04         0.06          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.02         0.04         0.06          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.02         0.04         0.06          0.05         0.05
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................    $1.00        $1.00        $1.00         $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................     1.91%        4.16%        6.40%         5.11%        5.39%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ...........  $378,462     $383,171     $349,735      $286,992     $203,920
   Ratios to average net assets:
      Net investment income .........................     1.65%        4.05%        6.20%         4.91%        5.21%
      Expenses ......................................     0.20%        0.17%        0.17%         0.19%        0.25%




--------------
NOTES TO FINANCIAL HIGHLIGHTS
(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.


--------------
See Notes to Financial Highlights and Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       55
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS                                                     ELFUN                           ELFUN            ELFUN
AND LIABILITIES DECEMBER 31, 2002                                    INTERNATIONAL       ELFUN        DIVERSIFIED      TAX-EXEMPT
(AMOUNTS IN THOUSANDS)                                                EQUITY FUND        TRUSTS           FUND         INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*
       (cost $172,048; $1,310,162; $191,485; $1,581,954;
       $445,585 and $0 respectively) ................................... $142,269      $1,922,217       $191,209        $1,712,864
   Short-term investments (at amortized cost) ..........................    4,611         159,682         13,172             1,877
   Foreign currency (cost $211; $0; $67; $0; $0;
       and $0, respectively) ...........................................      211              --             67                --
   Receivable for investments sold .....................................       --              --          2,077                --
   Income receivables ..................................................      290           2,171            872            24,456
   Receivable for fund shares sold .....................................       60             377             30               217
   Receivable for total return swaps ...................................       --              --             68                --
   Variation margin receivable .........................................       --              --              2                --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .....................................................  147,441       2,084,447        207,497         1,739,414
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to unitholders .................................       --              --             --             1,432
   Payable upon return of securities loaned ............................       --          96,219             --                --
   Payable for investments purchased ...................................      204              --         12,332            13,204
   Payable for fund units redeemed .....................................      202             343             20               442
   Payable to GEAM .....................................................      203             918            165                54
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ................................................      609          97,480         12,517            15,132
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................. $146,832      $1,986,967       $194,980        $1,724,282
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .....................................................  214,443       1,374,912        199,747         1,592,789
   Undistributed (distribution in excess of)
       net investment income ...........................................       --              --             --                --
   Accumulated net realized gain (loss) ................................  (37,852)             --         (4,467)              583
   Net unrealized appreciation/(depreciation) on:
       Investments .....................................................  (29,779)        612,055           (276)          130,910
       Futures .........................................................       --              --            (28)               --
       Foreign currency related transactions ...........................       20              --              4                --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................. $146,832      $1,986,967       $194,980        $1,724,282
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ...............................................   12,621          42,757         12,001           143,132
Net asset value, offering and redemption price per unit ................ $  11.63      $    46.47       $  16.25        $    12.05



----------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS                                                                        ELFUN
AND LIABILITIES DECEMBER 31, 2002                                           ELFUN       MONEY MARKET
(AMOUNTS IN THOUSANDS)                                                   INCOME FUND        FUND
----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*
       (cost $172,048; $1,310,162; $191,485; $1,581,954;
       $445,585 and $0 respectively) ...................................  $458,906        $     --
   Short-term investments (at amortized cost) ..........................    80,418         378,926
   Foreign currency (cost $211; $0; $67; $0; $0;
       and $0, respectively) ...........................................        --              --
   Receivable for investments sold .....................................    12,889              --
   Income receivables ..................................................     4,260             266
   Receivable for fund shares sold .....................................       133             659
   Receivable for total return swaps ...................................       346              --
   Variation margin receivable .........................................        12              --
----------------------------------------------------------------------------------------------------
      TOTAL ASSETS .....................................................   556,964         379,851
----------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to unitholders .................................       183             620
   Payable upon return of securities loaned ............................    52,780              --
   Payable for investments purchased ...................................    87,199              --
   Payable for fund units redeemed .....................................        39             541
   Payable to GEAM .....................................................       198             228
----------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ................................................   140,399           1,389
----------------------------------------------------------------------------------------------------
NET ASSETS .............................................................  $416,565        $378,462
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .....................................................   402,669         378,462
   Undistributed (distribution in excess of)
       net investment income ...........................................       277              --
   Accumulated net realized gain (loss) ................................       519              --
   Net unrealized appreciation/(depreciation) on:
       Investments .....................................................    13,321              --
       Futures .........................................................      (221)             --
       Foreign currency related transactions ...........................        --              --
----------------------------------------------------------------------------------------------------
NET ASSETS .............................................................  $416,565        $378,462
----------------------------------------------------------------------------------------------------
Units outstanding (Par value $10; $10; $10; $10; $10;
   and $1, respectively) ...............................................    35,368         379,422
Net asset value, offering and redemption price per unit ................  $  11.78        $   1.00

* Includes $91,523 and $51,824 of securities on loan in the Elfun Trusts and Elfun Income Fund, respectively.




--------------------------------------------------------------------------------
                                    56 & 57
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                        ELFUN                           ELFUN            ELFUN
FOR THE YEAR ENDED DECEMBER 31, 2002                        INTERNATIONAL       ELFUN        DIVERSIFIED      TAX-EXEMPT
(AMOUNTS IN THOUSANDS)                                       EQUITY FUND        TRUSTS           FUND         INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividends ............................................. $  3,663        $  21,407       $  1,593        $     --
      Interest* .............................................      119            1,702          4,070          84,236
      Less: Foreign taxes withheld ..........................     (380)             (85)           (70)            --
----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................    3,402           23,024          5,593          84,236
----------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses ...............................      201            1,600            176             945
      Unitholder servicing agent expenses ...................      116              491             86             192
      Transfer agent expenses ...............................      182              749            130             296
      Custody and accounting expenses .......................       17              228             21             165
      Professional fees .....................................        4               45              4              33
      Registration, filing, printing and
         miscellaneous expenses .............................      576              638            235              92
----------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ...........................................    1,096            3,751            652           1,723
----------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................    2,306           19,273          4,941          82,513
----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ...........................................  (30,206)          49,967         (3,494)          7,160
      Futures ...............................................       --               --           (191)             --
      Written options .......................................       --               --              7              --
      Swaps .................................................       --               --             230             --
      Foreign currency related transactions .................      (23)              (1)             3              --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ...........................................   (9,946)        (578,055)       (21,513)         62,186
      Futures ...............................................       --               --            (27)             --
      Foreign currency related transactions .................       17               --              3              --
----------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments .......................................  (40,158)        (528,089)       (24,982)         69,346
----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ............................ $(37,852)       $(508,816)      $(20,041)       $151,859
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                           ELFUN
FOR THE YEAR ENDED DECEMBER 31, 2002                               ELFUN       MONEY MARKET
(AMOUNTS IN THOUSANDS)                                          INCOME FUND        FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividends ..................................................$    45         $   --
      Interest* .................................................. 18,122          7,033
      Less: Foreign taxes withheld ...............................     --             --
--------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................. 18,167          7,033
--------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses ....................................    229            204
      Unitholder servicing agent expenses ........................    114             96
      Transfer agent expenses ....................................    168            146
      Custody and accounting expenses ............................     37             38
      Professional fees ..........................................      7              8
      Registration, filing, printing and
         miscellaneous expenses ..................................    360            278
--------------------------------------------------------------------------------------------
   TOTAL EXPENSES ................................................    915            770
--------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ......................................... 17,252          6,263
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ................................................  8,644              1
      Futures ....................................................     46             --
      Written options ............................................     35             --
      Swaps ......................................................    852             --
      Foreign currency related transactions ......................     --             --

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ................................................ 10,337             --
      Futures ....................................................   (220)            --
      Foreign currency related transactions ......................     --             --
--------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
       on investments ............................................ 19,694              1
--------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS .................................$36,946         $6,264
--------------------------------------------------------------------------------------------

* Income attributable to securities lending activity, net of rebate expenses, for the Elfun Trusts and Elfun Income Fund was $143 and $202, respectively.








--------------
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                    58 & 59
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                     ELFUN
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001                      INTERNATIONAL                    ELFUN
(AMOUNTS IN THOUSANDS)                                               EQUITY FUND                     TRUSTS
----------------------------------------------------------------------------------------------------------------------------


                                                                  2002           2001            2002           2001
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income .................................. $  2,306       $  3,849      $   19,273     $   20,498
      Net realized gain (loss) on investments,
         futures and foreign currency related
         transactions and swaps ..............................  (30,229)        (6,350)         49,966        113,128
      Net increase (decrease) in unrealized
         appreciation/(depreciation) on investments,
         futures and foreign currency
         related transactions ................................   (9,929)       (47,251)       (578,055)      (301,751)
----------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ................  (37,852)       (49,752)       (508,816)      (168,125)
----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ..................................   (2,312)        (3,528)        (19,630)       (20,481)
      Net realized gains .....................................      --            (280)        (51,267)      (114,299)
      Return of capital ......................................     (401)           --             (656)           --
----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................   (2,713)        (3,808)        (71,553)      (134,780)
----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ......................................  (40,565)       (53,560)       (580,369)      (302,905)
----------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ............................   47,954         34,481         105,102        104,512
      Value of distributions reinvested ......................    2,430          3,445          52,684        100,308
      Cost of units redeemed .................................  (57,293)       (59,546)       (143,226)      (142,000)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ............   (6,909)       (21,620)         14,560         62,820
----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................  (47,474)       (75,180)       (565,809)      (240,085)

NET ASSETS
   Beginning of year .........................................  194,306        269,486       2,552,776      2,792,861
----------------------------------------------------------------------------------------------------------------------------
   End of year ............................................... $146,832       $194,306      $1,986,967     $2,552,776
----------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF YEAR ............................ $     --       $     30      $       --     $      357

----------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND UNITS
----------------------------------------------------------------------------------------------------------------------------
Units sold by subscription ...................................    3,636          2,145           1,949          1,660
Issued for distribution reinvested ...........................      211            236           1,145          1,658
Units redeemed ...............................................   (4,337)        (3,697)         (2,749)        (2,272)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ........................     (490)        (1,316)            345          1,046
----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                       ELFUN                        ELFUN
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001                         DIVERSIFIED                  TAX-EXEMPT
(AMOUNTS IN THOUSANDS)                                                     FUND                     INCOME FUND
--------------------------------------------------------------------------------------------------------------------------


                                                                     2002        2001              2002        2001
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ....................................  $  4,941    $  6,171       $   82,513   $   81,502
      Net realized gain (loss) on investments,
         futures and foreign currency related
         transactions and swaps ................................    (3,445)      5,126            7,160       10,664
      Net increase (decrease) in unrealized
         appreciation/(depreciation) on investments,
         futures and foreign currency
         related transactions ..................................   (21,537)    (17,279)          62,186      (18,969)
--------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ..................   (20,041)     (5,982)         151,859       73,197
--------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ....................................    (5,233)     (6,204)         (82,513)     (81,502)
      Net realized gains .......................................       (50)     (5,553)          (8,220)      (2,328)
      Return of capital ........................................       --          --               --           --
--------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .........................................    (5,283)    (11,757)         (90,733)     (83,830)
--------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ........................................   (25,324)    (17,739)          61,126      (10,633)
--------------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ..............................    20,166      16,963          118,874      101,125
      Value of distributions reinvested ........................     4,610      10,910           63,581       58,264
      Cost of units redeemed ...................................   (16,962)    (14,718)        (109,996)    (106,443)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ..............     7,814      13,155           72,459       52,946
--------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....................   (17,510)     (4,584)         133,585       42,313

NET ASSETS
   Beginning of year ...........................................   212,490     217,074        1,590,697    1,548,384
--------------------------------------------------------------------------------------------------------------------------
   End of year .................................................  $194,980    $212,490       $1,724,282   $1,590,697
--------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF YEAR ..............................  $     --    $     37       $       --   $       --

--------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND UNITS
--------------------------------------------------------------------------------------------------------------------------
Units sold by subscription .....................................     1,155         874           10,007        8,590
Issued for distribution reinvested .............................       285         594            5,344        4,960
Units redeemed .................................................      (992)       (766)          (9,292)      (9,061)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ..........................       448         702            6,059        4,489
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                                      ELFUN
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001                             ELFUN                    MONEY MARKET
(AMOUNTS IN THOUSANDS)                                                  INCOME FUND                      FUND
----------------------------------------------------------------------------------------------------------------------


                                                                      2002        2001              2002         2001
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ....................................  $ 17,252     $ 18,717          $  6,263    $ 14,961
      Net realized gain (loss) on investments,
         futures and foreign currency related
         transactions and swaps ................................     9,577        4,909                 1          --
      Net increase (decrease) in unrealized
         appreciation/(depreciation) on investments,
         futures and foreign currency
         related transactions ..................................    10,117         (112)               --          --
----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ..................    36,946       23,514             6,264      14,961
----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO UNITHOLDERS FROM:
      Net investment income ....................................   (17,999)     (19,150)           (7,221)    (14,961)
      Net realized gains .......................................    (2,369)         --                --          --
      Return of capital                                                --           --                --          --
----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .........................................   (20,368)     (19,150)           (7,221)    (14,961)
----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
      and distributions ........................................    16,578        4,364              (957)        --
----------------------------------------------------------------------------------------------------------------------
   UNIT TRANSACTIONS:
      Proceeds from sale of units ..............................    92,569       65,876           227,574     243,433
      Value of distributions reinvested ........................    15,953       15,850             6,138      14,605
      Cost of units redeemed ...................................   (45,282)     (34,820)         (237,464)   (224,602)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from unit transactions ..............    63,240       46,906            (3,752)     33,436
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .....................    79,818       51,270            (4,709)     33,436

NET ASSETS
   Beginning of year ...........................................   336,747      285,477           383,171     349,735
----------------------------------------------------------------------------------------------------------------------
   End of year .................................................  $416,565     $336,747          $378,462    $383,171
----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF YEAR ..............................  $    277     $    157          $     --    $     12

----------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND UNITS
----------------------------------------------------------------------------------------------------------------------
Units sold by subscription .....................................     8,041        5,825           227,574     243,433
Issued for distribution reinvested .............................     1,383        1,407             6,138      14,605
Units redeemed .................................................    (3,930)      (3,086)         (237,463)   (224,602)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund units ..........................     5,494        4,146            (3,751)     33,436
----------------------------------------------------------------------------------------------------------------------





--------------
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                    60 & 61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated ("GEAM"), the Funds' investment adviser, is a wholly owned subsidiary of General Electric Company. On March 31, 2000, General Electric Investment Corporation, which previously had served as the Funds' investment adviser, was merged into GEAM.

2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; such prices represent the mean of the bid and ask of the secondary market. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, Elfun Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.



--------------------------------------------------------------------------------
                                       62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized exchange gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS

Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment





--------------------------------------------------------------------------------
                                       63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitment. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts would appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contract's terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES
(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.



--------------------------------------------------------------------------------
                                       64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------

At December 31, 2002, information on the tax components of capital is as follows:


                                                                       NET TAX
                                                                    APPRECIATION/  UNDISTRIBUTED
                                                          NET TAX    DEPRECIATION    ORDINARY   UNDISTRIBUTED    POST
                     COST OF    GROSS        GROSS      UNREALIZED  ON DERIVATIVES,   INCOME/     LONG-TERM     OCTOBER
                   INVESTMENTS   TAX          TAX      APPRECIATION/  CURRENCY    (ACCUMULATED     GAINS/       LOSSES
                     FOR TAX  UNREALIZED   UNREALIZED  (DEPRECIATION) AND OTHER      ORDINARY   (ACCUMULATED (SEE DETAILS
                    PURPOSES APPRECIATION DEPRECIATION ON INVESTMENTS NET ASSETS       LOSS)    CAPITAL LOSS)   BELOW)
-------------------------------------------------------------------------------------------------------------------------
Elfun International
   Equity Fund    $  178,950  $   5,928   $(37,999)     $ (32,071)       $20          $ --        $(35,560)       $ --
Elfun Trusts       1,469,845    681,955    (69,900)       612,055         --            --              --          --
Elfun Diversified
   Fund              205,488     14,751    (15,857)        (1,107)       (13)           --          (3,647)         --
Elfun Tax-Exempt
   Income Fund     1,583,831    132,222     (1,312)       130,910         --            --             583          --
Elfun Income Fund    526,100     14,861     (1,637)        13,224        (95)          928              --        (161)
Elfun Money
   Market Fund       378,926        --         --             --          --            --              --          --

As of December 31, 2002, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended December 31, 2002, the Elfun Income Fund utilized approximately $4,464 of capital loss carryovers.

FUND                               AMOUNT      EXPIRES
-------------------------------------------------------
Elfun International Equity Fund   $ 5,843       2009
                                   29,717       2010
Elfun Diversified Fund              3,647       2010
Elfun Money Market Fund               -- *      2009

* Less than $500.

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The following Fund elected to defer losses incurred after October 31, 2002 as follows:

FUND                              CURRENCY     CAPITAL
-------------------------------------------------------
Elfun Income Fund                   $--         $161



The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2002 was as follows:

                       ORDINARY    EXEMPT      LONG-TERM
                        INCOME    INTEREST  CAPITAL GAINS
-----------------------------------------------------------
Elfun International
   Equity Fund         $ 2,312    $    --      $    --
Elfun Trusts            19,630         --       51,266
Elfun Diversified
   Fund                  5,253         --           30
Elfun Tax-Exempt
   Income Fund           1,342     81,172        8,220
Elfun Income
   Fund                 19,771         --          598
Elfun Money
   Market Fund           7,221         --          --



DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps and treatment of realized gains and losses on foreign currency contracts.





--------------------------------------------------------------------------------
                                       65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

REVISED AUDIT AND ACCOUNTING GUIDE

As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide requires changes for investment company financial statements. These changes had no impact on the Fund's net asset values.

3.   LINE OF CREDIT

Effective December 18, 2002, and expiring December 17, 2003, the Funds share a revolving credit facility of up to $50 million with a number of their affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Funds during the period ended December 31, 2002.

4.  FEES AND COMPENSATION
    PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 2002, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as unitholder servicing agent. These expenses are included as administrative expenses and unitholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

Effective January 1, 2002, GECIS (General Electric Capital International Services, an indirectly owned subsidiary of General Electric Company) began performing certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2002 $104,958 was charged to the Funds and was allocated pro rata across funds based upon relative net assets. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2002, were as follows:
                              PURCHASES         SALES
--------------------------------------------------------
Elfun International
   Equity Fund              $    76,299    $    82,501
Elfun Trusts                    248,464        267,896
Elfun Diversified Fund          263,976        251,862
Elfun Tax-Exempt
   Income Fund                  435,304        360,706
Elfun Income Fund             1,390,661      1,294,613



--------------------------------------------------------------------------------
                                       66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------


OPTIONS

During the year ended December 31, 2002, the following option contracts were written:

                                              ELFUN DIVERSIFIED FUND                       ELFUN INCOME FUND
                                         ---------------------------------        ------------------------------------
                                            NUMBER                                   NUMBER
                                         OF CONTRACTS             PREMIUM         OF CONTRACTS             PREMIUM
----------------------------------------------------------------------------------------------------------------------
 Balance as of December 31, 2001                --             $        --                --           $        --
 Written                                     1,020                       7             5,440                    35
 Closed and Expired                           (465)                     (2)           (2,485)                  (11)
 Exercised                                    (555)                     (5)           (2,955)                  (24)
----------------------------------------------------------------------------------------------------------------------
 Balance as of December 31, 2002               --              $         0                --           $         0
----------------------------------------------------------------------------------------------------------------------

SWAP AGREEMENTS

Open swap transactions held by the Funds consisted of the following as of December 31, 2002:

ELFUN DIVERSIFIED FUND                 NOTIONAL AMOUNT
-------------------------------------------------------
Total Return Swap with Morgan
Stanley Capital Services Inc. on
the investment grade portion of the
Lehman Brothers Collateralized
Mortgage Backed Securities Index.
Fund receives/pays the
positive/negative return on the
Index and pays one month LIBOR
minus 40 basis points monthly,
expires February 28, 2003.                      $1,593

Total Return Swap with Morgan
Stanley Capital Services Inc. on
the investment grade portion of the
Lehman Brothers Collateralized
Mortgage Backed Securities Index.
Fund receives/pays the
positive/negative return on the
Index and pays one month LIBOR
minus 45 basis points monthly,
expires April 30, 2003.                          $800




ELFUN INCOME FUND                      NOTIONAL AMOUNT
-------------------------------------------------------

Total Return Swap with Morgan
Stanley Capital Services Inc. on
the investment grade portion of the
Lehman Brothers Collateralized
Mortgage Backed Securities Index.
Fund receives/pays the
positive/negative return on the
Index and pays one month LIBOR
minus 40 basis points monthly,
expires February 28, 2003.                      $5,525

Total Return Swap with Morgan
Stanley Capital Services Inc. on
the investment grade portion of the
Lehman Brothers Collateralized
Mortgage Backed Securities Index.
Fund receives/pays the
positive/negative return on the
Index and pays one month LIBOR
minus 45 basis points monthly,
expires April 30, 2003.                         $6,700

SECURITY LENDING

At December 31, 2002, the following Funds participated in securities lending:

                   LOANED SECURITIES
                     AT MARKET VALUE      CASH COLLATERAL
----------------------------------------------------------

Elfun Trusts            $91,523              $96,219
Elfun Income Fund        51,824               52,780



--------------------------------------------------------------------------------
                                       67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


KPMG [logo omitted]

THE BOARD OF TRUSTEES AND UNITHOLDERS
ELFUN FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                                    /S/SIGNATURE
                                                                        KPMG LLP

Boston, Massachusetts
February 14, 2003




--------------------------------------------------------------------------------
                                       68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      TAX INFORMATION, UNAUDITED
--------------------------------------------------------------------------------


The Elfun International Equity Fund has elected to pass through foreign taxes paid in 2002 to its unitholders of record on December 26, 2002. The total amounts of foreign source income and foreign taxes paid are $3,654,180 and $379,762, respectively. Additional information needed by unitholders to prepare their 2002 Federal income tax returns has been provided with Forms 1099-DIV.

Of the dividends paid from net investment income by the Elfun Tax-Exempt Income Fund for the tax period ended December 31, 2002, 98.37% represents exempt interest dividends for Federal income tax purposes.

During the year ended December 31, 2002, the following Elfun Funds paid to unitholders of record on December 26, 2002 the following long-term capital gain distributions:

          FUND                                                  PER UNIT AMOUNT
          ---------------------------------------------------------------------
          Elfun Trusts                                            $1.23211
          Elfun Diversified Fund                                   0.00256
          Elfun Tax-Exempt Income Fund                             0.05774
          Elfun Income Fund                                        0.01700






--------------------------------------------------------------------------------
                                       69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               ADDITIONAL INFORMATION, UNAUDITED
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs ofthe Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JOHN H. MYERS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer and Director of GEAM since 1997, Director of GEAM since 1988, and Executive Vice President of GEAM - Fixed Income and Alternative Investments from 1988-1996; President, Chief Executive Officer and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM), Director of GEIC from 1987-2000, Executive Vice President - Fixed Income and Alternative Investments of GEIC from 1986-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Hilton Hotels Corporation since 2000; Laffer Investments since 2000; The Pebble Beach Company since 1999; GE Capital Services, Inc. since 1997; Building with Books since 2000; The Pension Managers Advisory Committee of the New York Stock Exchange since 1997; The Warburg Pincus Advisory Board since 1995. He is also a Trustee of Wagner College. Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1986.

--------------------------------------------------------------------------------
EUGENE K. BOLTON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 59

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Domestic Equity Investments and Director of GEAM since 1991; Executive Vice President - Domestic Equity Investments and Director of GEIC from 1991-2000 (when GEIC was merged into GEAM); Senior Vice President - Pension Fund Portfolios of GEIC from 1987 to 1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Savings & Security Funds and
General Electric Pension Trust since 1991

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 53

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 63

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board, Chief Executive Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 56

POSITION(S) HELD WITH FUND Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   63

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1987.




--------------------------------------------------------------------------------
                                       70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               ADDITIONAL INFORMATION, UNAUDITED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 47

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993


--------------------------------------------------------------------------------
ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 54

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 7 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income and Director of GEAM since 1997; Executive Vice President - Fixed Income and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM); Senior Vice President - Taxable Fixed Income of GEAM and GEIC from 1990-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1997


--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 46

POSITION(S) HELD WITH FUND Trustee TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993


--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3003 Summer St. Stamford, CT 06905

AGE 49

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1999



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                                                    ELFUN FUNDS' INVESTMENT TEAM
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PORTFOLIO MANAGERS

ELFUN INTERNATIONAL EQUITY FUND
Ralph R. Layman
Michael J. Solecki

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Ralph R. Layman
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Michael Caufield

ELFUN INCOME FUND
Team led by
Robert A. MacDougall

ELFUN MONEY MARKET FUND
Donald J. Duncan


INVESTMENT ADVISER
GE Asset Management Incorporated


INDEPENDENT AUDITORS
KPMG LLP


CUSTODIAN
State Street Bank & Trust Company


UNITHOLDER SERVICING AGENT
Address all inquiries to:
GE Mutual Funds
P.O. Box 219631
Kansas City, MO 64121-9631



OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT,
AND CHIEF EXECUTIVE OFFICER
GE ASSET MANAGEMENT INCORPORATED

Eugene K. Bolton, TRUSTEE, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EVP, MUTUAL FUNDS

Ralph R. Layman, TRUSTEE, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, MARKETING

Donald W. Torey, TRUSTEE, EVP, PRIVATE EQUITIES AND REAL ESTATE

John J. Walker, TRUSTEE, EVP, CHIEF FINANCIAL OFFICER




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                                                            SHAREHOLDER SERVICES
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NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at WWW.ELFUN.ORG.

Here are some of the benefits of our online service:

o View account balance and transaction history    o View and order tax forms
o Make exchanges                                  o View quarterly statements
o Redeem shares                                   o Change address
o Purchase shares                                 o Re-order money market checks

Many more features will be added to the web site in the future for your convenience.


NEW EXTENDED TELEPHONE SERVICE

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.


AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.


CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds
P. O. Box 219631
Kansas City, MO 64121-9631.


We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.


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ELFUN FUNDS                                                    -----------------
3003 SUMMER STREET                                                 PRSRT STD
STAMFORD, CT 06904-7900                                           U.S. POSTAGE
                                                                     PAID
DISTRIBUTOR                                                       PERMIT 430
GE INVESTMENT DISTRIBUTORS INC.                                  BROCKTON, MA
MEMBER NASD AND SIPC                                           -----------------
201 MERRITT 7
PO BOX 4800
NORWALK, CT 06856-4800
WWW.GEFN.COM/MUTUALFUNDS

[GE LOGO OMITTED]

                                                                    ELF-2 (2/03)
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